Annual
Report

December 31, 2000

The Riverfront Large Company Select Fund
The Riverfront Balanced Fund
The Riverfront Small Company Select Fund
The Riverfront Select Value Fund
The Riverfront U.S. Government Income Fund
The Riverfront U.S. Government Securities Money Market Fund

NOT FDIC
INSURED

NO BANK
GUARANTEE

MAY LOSE
VALUE

Riverfront Funds

Table of Contents
THE RIVERFRONT FUNDS

Message From The President	2

Message From The Investment Adviser	3

Performance Reviews	4

Last Meeting of Shareholders	16

Report of Independent Auditors	17

Statements of Assets and Liabilities	18

Statements of Operations	20

Statements of Changes in Net Assets	22

Schedules of Portfolio Investments	24

Notes to Financial Statements	34

Financial Highlights	42

Message From The President
THE RIVERFRONT FUNDS

Dear Shareholders:

I am pleased to present the Combined Annual Report to Shareholders for The Riverfront Funds. This Report covers the 12-month reporting period from January 1, 2000 through December 31, 2000, and includes commentary by the Funds’ investment adviser and the audited financial statements, including the portfolio of investments.

The Financial Markets In Review

What a difference a year can make. After an unprecedented run-up in stock prices, a slowing economy and earnings concerns combined to send stocks—particularly highly valued technology stocks—into a painful decline. As a result, major stock indexes turned in negative performance for 2000. The good news is that speculation has largely been driven from the market, and that the Federal Reserve’s recent policy toward interest rates (and a potential tax cut from the new administration) may help contain the slowdown and even create the basis for a recovery. In contrast, the patience of bond investors was rewarded with positive returns in this environment.

A fund-by fund performance summary is as follows:

The Riverfront Large Company Select Fund

The fund’s portfolio of large-company stocks, which included Wal- Mart, General Electric, Pfizer, Exxon, and Cisco among its largest holdings, was negatively impacted by market conditions. Investor A Shares produced a total return of (20.09%), or (23.69%) adjusted for the fund’s sales charge, through a $5.21 decline in net asset value (NAV) and $1.68 per share capital gains payment. Investor B Shares produced a total return of (20.69%), or (23.47%) adjusted for the fund’s contingent deferred sales charge, through a $5.23 decline in NAV and $1.68 per share capital gains payment. Fund net assets totaled $93.7 million at the end of the reporting period.

The Riverfront Balanced Fund

This fund invests in a classic combination of two key financial markets: stocks and bonds. At the end of the 12-month reporting period, 65% of the fund’s portfolio was invested in stocks, with the remainder invested in bonds and money market securities. Investor A Shares produced a total return of 1.41%, or (3.15%) adjusted for the fund’s sales charge. Contributing to the total return were $0.18 per share in dividends and $1.33 per share in capital gains, while the NAV decreased by $1.32. Investor B Shares produced a total return of 0.66%, or (2.96%) adjusted for the fund’s contingent deferred sales charge. Contributing to the total return were $0.06 per share in dividends and $1.33 per share in capital gains, while the NAV decreased by $1.30. Fund net assets totaled $29.5 million at the end of the reporting period.

The Riverfront Small Company Select Fund

The fund’s relatively aggressive portfolio of stocks issued by smaller companies recorded negative returns, consistent with market conditions for small-company stocks.* The fund’s Investor A Shares produced a total return of (21.08%), or (24.64%) adjusted for the fund’s sales charge, through capital gains totaling $1.50 per share and a $3.95 decrease in NAV. Investor B Shares produced a total return of (21.76%), or (24.36%) adjusted for the fund’s contingent deferred sales charge, through capital gains totaling $1.50 per share and a $4.09 decrease in NAV. Fund net assets totaled $20.9 million at the end of the reporting period.

The Riverfront Select Value Fund (formerly Riverfront Income Equity Fund)

This fund pursues growth of capital through high-quality stocks that, at the end of the 12-month reporting period, included among its top holdings Bank of America, Citigroup, Exxon Mobil, Pfizer, and Merrill Lynch. During the 12-month reporting period, Investor A Shares produced a total return of (2.94%), or (7.32%) adjusted for the fund’s sales charge. The total return was due to a $0.33 decrease in NAV. Investor B Shares produced a total return of (3.66%), or (7.52%) adjusted for the fund’s contingent deferred sales charge. The total return was due to a $0.42 decrease in NAV. Fund net assets totaled $35.7 million at the end of the period.

The Riverfront U.S. Government Income Fund

The fund pursues income through a portfolio that, at the end of the 12-month reporting period, invested primarily in U.S. government agency securities (74.8% of the portfolio), corporate bonds (17.7% of the portfolio) and cash (6.6% of the portfolio). Investor A Shares provided shareholders with dividends totaling $0.50 per share. As interest rates rose during the reporting period, the NAV of the fund increased by $0.46. Through income and the increase in NAV, the fund produced a positive total return of 11.01%, or 5.96% adjusted for the fund’s sales charge. Investor B Shares provided shareholders with dividends totaling $0.41 per share and a NAV increase of $0.61. Through income and the increase in NAV, the share class produced a positive total return of 10.19%, or 6.09% adjusted for the fund’s contingent deferred sales charge. Fund net assets totaled $44.9 million at the end of the reporting period.

The Riverfront U.S. Government Securities Money Market Fund

Designed to provide you with a convenient way to earn daily income on your ready cash, the fund’s portfolio of U.S. government money market securities paid dividends totaling $0.06 per share, while maintaining a stable share value of $1.00.** More than $162.8 million was at work in the fund at the end of the period.

Thank you for pursuing your goals through the Riverfront Funds. We look forward to keeping you up-to-date on the details of your investment on a regular basis, and providing you with the highest level of service possible.

Sincerely,
/s/ Peter J. Germain
Peter J. Germain
President
February 15, 2001
*	In return for higher growth potential, small company stocks can be more volatile than large company stocks.

**
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that investor’s shares, when redeemed, may be worth more or less than the original cost.

Message From The Investment Adviser
THE RIVERFRONT FUNDS

February 1, 2001

Dear Shareholders,

In the fiscal year ending December 31, 2000, we saw stock volatility, particularly the downward trend, finally hit the market. It was the sharp decline in the fourth quarter that was the most painful for most investors. It was especially damaging to investor psychology. Along with signs of a slowing economy, it seems that the investment market changed rapidly to the perception that the bull market was changing to a bear, slower economic growth has been interpreted as a return to a recession, many assume that the technology sector is dying out, and many more believe that the Internet was no more than a “fad”.

We do not agree with these sentiment changes. Our view is that the stock market seems to be correcting the excesses from previous years. When lamenting about 2000 performance, remember that stock market returns for the five years ending 1999 were more than double the long-term average of 11.5%*. When worrying about whether or not the slower economic growth will at some point be officially labeled a “recession” , remember that the stock market cheered the Federal Reserve Board’s (the “Fed”) preemptive moves to enact inflationary controls. The worry at that time was that the economy was growing too fast and could become stagnant. We do not believe that a recession is forthcoming. Technology is not dead and, the Internet is not a fad. We believe that the Internet remains a significant revolution in the early stages. We believe that like any industry in its infancy, technology and the Internet will experience some growing pains. We also believe, however that the Internet will continue to play an increasingly important role in our lives, that wireless communication of voice and data will continue to grow and that our ability to communicate will change in ways we cannot even imagine today.

We see the stock market moving back toward a normal range of 10-12% growth in 2001* with technology and communication services as attractive sectors. The period leading up to last year created some excesses and even arrogance on Wall Street. Labels like “new economy,” and “new paradigm” sprang up and temporarily erased the fundamental knowledge that success can be both fragile, and short-lived. A return to a more normal environment where stocks are valued on fundamentals such as earnings and growth rates is not necessarily bad.

One final point to keep in mind—bull markets usually start from points of great pessimism and fear, not from points of universal optimism.

On behalf of all my colleagues at Provident Investment Advisors Inc., thank you for your confidence in us. We wish you all the best in 2001.

Sincerely,
/s/ Donald Raines
J. Donald Raines
Chief Investment Officer (Interim)

*Source, Standard & Poor’s 500 Index (S&P 500). The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Performance Reviews
THE RIVERFRONT FUNDS

THE RIVERFRONT LARGE COMPANY SELECT FUND

An economic slowdown and concerns over future earnings growth contributed to a difficult year for the fund. Compared to the benchmark S&P 500 Index (“S&P 500”), the fund’s under-performance was a result of its characteristic tilt toward growth-oriented companies. As growth expectations waned on uncertain prospects, the higher growth areas of the economy were outpaced by the value category.

The technology sector suffered a severe price decline in the fourth quarter, leading the National Association of Securities Dealers Automated Quotations Composite Index (“NASDAQ”) to its worst quarterly return in history, down 32.7%*. The impact of the bear market also affected the S&P 500, which was reduced by 7.8% during the quarter. For the year, the fund’s Class A Shares total return value was down 20.09% versus the S&P 500 9.1% decline.

When making investments for the fund, we look for companies with the following attributes. We seek to invest in companies that are more profitable, as measured by return on equity, than the average company in the S&P 500. We seek companies that are able to grow their revenues and earnings at consistently higher rates. For example, last year the average company in the S&P 500 grew its revenues by 6.0%, while the average company in the fund grew its revenues by 42.0%. Similarily, in 2000 the earnings growth for the average company in the S&P 500 Index was 17.0%, whereas the average earnings growth for companies in the fund was 31.0%. We believe that over time stock price performance will track the growth in companies’ earnings. Other factors that are important to us include earnings stability, debt levels, cash flow growth, market opportunity, competitive position, management strength and depth, and valuation. Key holdings in the fund include EMC, General Electric, Tyco International, Wal-Mart Stores, Cisco, Microsoft, Pfizer and AIG.

We remain committed to long term investors. Market timing is not part of the fund’s investment strategy. For those who engage in market timing, the task is difficult as they must be right twice. They must not only sell out of the market at the “right” time, but they must also make purchases at the “right” time. In managing the fund we are focused on buying the most attractive long-term investments, not on market timing. This strategy is borne out in the Fund’s long term investment results.

Additionally, investor expectations have been lowered and much of the excess speculation has been removed from the market. We believe these characteristics will drive future capital appreciation in the fund. It is important to recognize that some of the best opportunities for long-term investors arise from situations like the one we are currently experiencing, and we expect a favorable backdrop for investment returns in 2001.
*	The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market. Investments cannot be made in an index.
[Graphic Representation Omitted—See Appendix]

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted--See Appendix]
[Graphic Representation Omitted--See Appendix]
The quoted performance of Investor A Shares of this fund includes performance of certain collective trust funds accounts (“Commingled Accounts”) advised by The Provident Bank, for periods dating back to 8/30/86 and prior to the fund’s commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the fund. The Commingled Accounts were not registered with the Securities and Exchange Commission and therefore, were not subject to the investment restrictions imposed by law on registered investment companies (“mutual fund”). If the accounts had been registered, the account’s performance may have been adversely affected.

Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds such as The Riverfront Large Company Select Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in such index. The performance of the fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Large-Cap Core Average is representative of an average of all funds in the Lipper Large-Cap Core category of funds.

Performance Reviews, continued
THE RIVERFRONT FUNDS

THE RIVERFRONT BALANCED FUND

The stable composition of the Riverfront Balanced Fund weathered the fourth quarter’s volatility, returning (6.07%) for the fund’s Class A Shares at net asset value (“NAV”) versus a return of (7.82%) for the Standard & Poor’s Composite Price Index (S&P 500)* during the period.** The average balanced fund was down 1.82% for the period, according to Lipper Analytical Services. For the year 2000, the fund gained 1.41% (Investor A shares at NAV) against the average balanced fund’s 1.51%, and well ahead of the (9.12%) turned in by the S&P 500.

The fund is a diversified hybrid fund of stocks, bonds, and cash equivalents. Over the last fiscal year the fund has benefited from this conservative mix of assets as bonds and cash instruments outperformed common stocks. As the economy weakened and corporate profits slowed in the second half, the addition of defensive names in financials, utilities, health care, and consumer staples cushioned losses in the technology sector. The fund also benefited from zero exposure in the Communication Services sector, which sharply underperformed on the changing structure of the telecommunications industry.

However, over time common stocks outperform bonds and cash, and as such, the fund recently increased its exposure to equities. We believe the economic slowdown has largely been factored into stocks in conjunction with last year’s negative performance in the major indices. Our stock selection focuses on companies that are more profitable than the average S&P 500 company, as measured by return on equity. We also seek companies able to grow their revenues and earnings at consistently high rates, believing that stock price performance will follow strong earnings growth. The ten largest equity holdings in the fund as of December 31, 2000 were:

General Electric Co	3.26%
Tyco International Ltd	2.83%
Wal-Mart Stores, Inc.	2.71%
Pfizer, Inc.	2.50%
Home Depot, Inc.	2.45%
Texas Instruments, Inc.	2.42%
EMC Corp.-Mass.	2.26%
Cardinal Health, Inc.	2.20%
Walgreen Co.	2.13%
State Street Corp	2.11%

Other factors that are important to us when making investments include earnings stability, debt levels, cash flow growth, market opportunity, competitive position, management strength and depth, and valuation. A top-down perspective is also a critical factor in identifying industry trends and capitalizing on economic conditions.
*
S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

**
Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds, such as The Riverfront Balanced Fund, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e., less any applicable sales charge for Class A shares were (3.15%).

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted--See Appendix]

[Graphic Representation Omitted--See Appendix]

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted--See Appendix]

Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds, such as The Riverfront Balanced Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are considered to be representative of the stock and bond markets, respectively. They do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the fund reflects the deduction of fees for these value-added services. The Lipper Balanced Average is representative of an average of all funds in the Lipper Balanced category.

The fund is also being measured against a benchmark of blended indices which represents 50% of the S&P 500 Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index. Indexes are unmanaged and investments cannot be made in an index.

Performance Reviews, continued
THE RIVERFRONT FUNDS

THE RIVERFRONT SMALL COMPANY SELECT FUND

For the year ended December 31, 2000 The Riverfront Small Company Select Fund closed down (21.08%) in total return (A shares at NAV) versus 11.02%* for the Standard & Poor’s 600 Smallcap Index.** The NASDAQ finished the year down (39.29%). The NASDAQ results are particularly relevant since the fund continues to be overweighted in the technology and healthcare sectors, and technology issues predominate in the NASDAQ.

The late 1990’s was a period of major capital expenditures as companies and individuals raced to upgrade to Y2K standards, take advantage of the digitalization of voice and data, and gain access to the Internet. As a result of the technological gains, productivity increased to the highest levels in recent history. Facilitated by productivity gains, Gross Domestic Product (“GDP”) growth rose to over 5% in the second quarter of 2000.

The rapid growth in GDP brought with it inflation concerns and led to a series of interest rate increases by the Federal Reserve Board (the “Fed”). While not evident in the GDP result for the second quarter of 2000, the interest rate hikes were beginning to be felt and the economy was beginning to slow. The end result was fourth quarter GDP growth of 1.4% and a rapid valuation correction in the equity markets.

Looking forward we will continue to focus on small companies that have a solid foundation for strong growth potential in both earnings and revenues. We expect the market to become more selective in the future, which should benefit the types of companies we own. Many companies in the fund have seen dramatic price declines, while the ongoing fundamental growth of earnings and revenues has continued. We would look for these companies to lead a rebound.

We believe that we have put together a portfolio of high quality small companies that will continue to grow and prosper. The portfolio is concentrated in technology and healthcare. The technology focus is on the key players in the build-out of the infrastructure of the Internet and wireless communication, while the healthcare focus is on biotech companies with strong product pipelines. Key holdings include Sanmina Corp., i2 Technologies, Inc., BEA Systems, Inc., MedImmune, Inc., Comverse Technology, Inc., Myriad Genetics, Winstar Communications, Eaton Vance Corp., and Cox Radio, Inc.

*
Past performance is no guarantee of future results. Investment return and principal value of The Riverfront variable net asset funds will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**	The S&P Small Cap 600 Index is un unmanaged capitalization-weighted index representing all major industries in the mid-range of the U.S. stock market. Investments cannot be made in an index.

[Graphic Representation Omitted - See Appendix]

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted - See Appendix]

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds such as The Riverfront Small Company Select Fund, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The return of Investor A Shares includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns may have been lower.

The Russell 2000 Index is an unmanaged index considered to be representative of the small- to mid-sized stock market. The S&P 600 Small Cap Index is an unmanaged index representative of the top 600 small capitalization companies in the United States. Investments cannot be made in these indices. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Lipper Small-Cap Core Average is representative of an average of all funds in the Lipper Small-Cap Core category of funds.

Small company stocks may be less liquid and subject to greater price volatility than large company stocks. Funds that concentrate in the technology sector may be subject to a higher degree of market risk.

Performance Reviews, continued
THE RIVERFRONT FUNDS

THE RIVERFRONT SELECT VALUE FUND

2000 was a difficult year for most equity managers. Against a backdrop of high volatility, all major equity indices finished the year in negative territory. Furthermore, some of the indices chronicled record extremes: the Dow Jones Industrials had its worst year since 1990, the S&P 500 the worst since 1977, and the technology heavy NASDAQ had its worst year ever.

A convergence of factors propelled growth stocks and technology, in particular, to high valuations in early 2000. The ideal economic conditions and hype of the “New Economy” created an atmosphere of optimism that sent stocks to lofty extremes. The growth translated into inflationary pressures, however, and resulted in the Fed raising interest rates to levels that have never failed to slow the economy in the past. The gradual effect of the interest rate hikes began to add pressure to the economy last spring, when stocks, ever the foretelling discounting mechanism for future economic events, began to price in slower earnings growth. Tax loss selling and the unwinding of speculative margin buying exaggerated the weakness.

The Riverfront Select Value Fund posted a decline of 2.9% (A Shares at NAV) compared to a decline of 9.1% for the S&P 500. The reason the Fund declined less than the overall market was our over-weighted positions in utilities and financials. Utilities were the best performing sector within the S&P 500, up 68.5% and financials were up 23.8%.

Looking ahead, the first half of 2001 appears to show some signs of resolution of the market’s worries. The market hates uncertainty but can adjust to difficulties once they become more visible and are being addressed. Individual stock selection will play an integral role in generating positive returns. This environment bodes well for value investing. We remain optimistic for 2001 and believe the Fund is well positioned for opportunities in this type of market.

[Graphic Representation Omitted - See Appendix]

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted - See Appendix]

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds, such as The Riverfront Select Fund, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the fund reflects the deduction of fees for these value-added services. Investments cannot be made in such index. The Lipper Equity Income Average is representative of an average of all funds in the Lipper category of equity income.

Performance Reviews, continued
THE RIVERFRONT FUNDS

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

Despite the substantial interest rate increase implemented by the Federal Reserve Board (the “Fed”) in early 2000, the bond market has enjoyed a strong year. It is clear that they have achieved the goal of slowing the economy, and the Fed has switched to an easing policy, which has again benefited fixed income assets. This has resulted in an inverted yield curve, and a widening interest rate spread between treasuries and corporate products. The increase in the Federal surplus has resulted in a Treasury buyback program, which, over the course of 2000, has enhanced the allure of longer-term Treasury securities.

As of December 31, 2000, The Riverfront U.S. Government Income Fund’s Class A Shares at NAV had a total return of 11.01% versus 10.66%* for the Lipper Intermediate U.S. Government Index.** The fund has utilized an overweight duration*** strategy for most of the first three quarters of 2000 with emphasis on long duration Treasury securities. The fund has also benefited from an underweighted presence in corporate securities, as spreads have widened substantially between corporates and Treasuries.

Looking forward, the Fed has begun an easing cycle in order to boost the economy they fought so hard to deflate. As they achieve this goal over the course of 2001, we believe the yield curve should steepen from its currently inverted posture. In our opinion, the asset classes that will benefit most from these actions are short term corporate bonds and mortgage-backed securities. Therefore, we are increasing our weights in those categories, reducing longer duration agency securities, and plan to continue a short duration strategy.

*
Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds, such as The Riverfront U.S. Government Income Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

**
The Lipper Intermediate U.S. Government Index measures the performance of the 30 largest mutual funds in the intermediate term government bond category. The index is unmanaged, and investments cannot be made in an index.

***
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

[Graphic Representation Omitted - See Appendix]

Performance Reviews, continued
THE RIVERFRONT FUNDS

[Graphic Representation Omitted - See Appendix]

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Investment return and principal value of variable net asset value funds, such as The Riverfront U.S. Government Income Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return would have been lower.

The Lehman Brothers U.S. Government Index is considered to be representative of mortgage-backed government bonds and intermediate-term bonds. The Fund is also measured against the Lipper Intermediate U.S. Government Index which is representative of the intermediate term government bond market. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The indices are unmanaged, and investments cannot be made in such indices.

Performance Reviews , continued
THE RIVERFRONT FUNDS

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

The Federal Reserve Board (the “Fed”) completed interest rate increases in May of 2000, and successfully completed the goal of slowing the economy. In fact, it appears they may have been too successful as they lowered interest rates early in 2001. The recent decision was directly impacted by one portion of their goal, which was to slow the economy to below a 5% growth rate. An original concern had also been a slowly rising inflation rate, but now that concern has shifted to avoiding a recession. Thus, they have altered their policy to include the reduction of interest rates, with a bias towards further easing. We anticipate rates will continue to drop until a positive yield curve is established.

As of December 31, 2000, The Riverfront U.S. Government Securities Money Market Fund had a current 7-day yield of 5.97%, up from 5.23% at the end of 1999.* The duration** of the fund has remained relatively stable throughout the year; the downward trend began early in 2000, 47 to 45, and continued throughout the year, closing 2000 at 42.

It is clear the Fed has succeeded in slowing the economy, and now the question is: will the landing be hard or soft? We believe the current monetary stimulus will forestall a hard landing and that short-term rates will drop quickly in the first half of 2001. By midyear, a positively sloped yield curve will reappear indicating moderate economic growth has been achieved. Given the current extreme negative slope of the short-term yield curve, we will maintain a shorter duration target and continue to look for lengthening opportunities.

[Graphic Representation Omitted - See Appendix]

*	Past performance is no guarantee of future results. Yield will vary.

**
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns would have been lower and the 7-day net yield would have been 5.79. Yield will vary. Yields quoted for money market funds most closely reflect the Fund’s current earnings.

The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in such index. The performance of the Fund reflects the deduction of fees for these value-added services.

Last Meeting of Shareholders
THE RIVERFRONT FUNDS

A Special Meeting of The Riverfront Select Value Fund (formerly The Riverfront Income Equity Fund) shareholders was held on December 8, 2000. On October 10, 2000, the record date for shareholders voting at the meeting, there were 3,121,787 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Approved changing the Fund’s investment objective from the current primary investment objective of seeking a high level of investment income and the secondary investment objective of capital appreciation, to a new fundamental investment objective of long-term growth of capital.

For	Against	Abstentions and Broker Non-Votes
1,579,624	73,757	65,704

Report of Independent Auditors

THE RIVERFRONT FUNDS
To the Shareholders and Trustees
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Riverfront Funds (comprised of Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund, U.S. Government Income Fund, and U.S. Government Securities Money Market Fund, (collectively, the “Funds”)) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Riverfront Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Cincinnati, Ohio
February 15, 2001

Statements of Assets and Liabilities

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Assets:
Investments, at value (Cost $83,768,717, $26,854,988, and $18,253,469, respectively)	$94,205,424	$29,364,231	$20,732,070
Interest and dividends receivable	70,970	234,325	11,793
Receivable for capital shares issued	21,897	2,369	2,810
Receivable for investments sold	2,481,573	—	168,232
Prepaid expenses and other assets	19,467	—	6,641

Total Assets	96,799,331	29,600,925	20,921,546

Liabilities:
Payable for capital shares redeemed	7,774	—	—
Payable for securities purchased	2,865,609	—	—
Accrued expenses and other payables:
Investment advisory fees	65,968	20,416	14,608
Administration fees	14,138	4,366	3,103
Custodian and accounting fees	12,531	4,171	2,994
Distribution fees	30,505	17,201	4,975
Transfer agent fees	5,361	3,197	7,839
Audit and legal fees	—	2,395	1,558
Other	8,609	4,548	8,976

Total Liabilities	3,010,495	56,294	44,053

Net Assets:
Capital	84,079,604	27,195,677	18,391,865
Accumulated undistributed net investment income	—	770	—
Net unrealized appreciation on investments	10,436,707	2,509,243	2,478,601
Accumulated net realized gains (losses) on investment transactions	(727,475)	(161,059)	7,027

Net Assets	$93,788,836	$29,544,631	$20,877,493

Net assets
Investor A Shares	$68,611,480	$11,748,263	$18,805,642
Investor B Shares	25,177,356	17,796,368	2,071,851

Total	$93,788,836	$29,544,631	$20,877,493

Shares of capital stock
Investor A Shares	5,540,880	972,699	2,510,066
Investor B Shares	2,106,713	1,405,114	271,567

Total	7,647,593	2,377,813	2,781,633

Net asset value
Investor A Shares—redemption price per share	$ 12.38	$ 12.08	$ 7.49
Investor B Shares—offering price per share*	11.95	12.67	7.63

Maximum sales charge (Investor A)	4.50%	4.50%	4.50%

Maximum offering price per share (100%/(100%—maximum sales charge) of net asset value adjusted to nearest cent) (Investor A)	$ 12.96	$ 12.65	$ 7.84

*Redemption price of Investor B shares varies based on length of time shares are held.
See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Assets:
Investments, at value (Cost $35,956,276, $44,523,928, and $140,029,249 respectively)	$36,583,271	$44,542,101	$140,029,249
Repurchase agreements (Cost $0, $0, and $23,547,000 respectively)	—	—	23,547,000

Total investments	36,583,271	44,542,101	163,576,249
Cash	—	—	484
Interest and dividends receivable	34,911	602,640	178,209
Receivable for capital shares issued	6,491	640	—

Total Assets	36,624,673	45,145,381	163,754,942

Liabilities:
Dividends payable	—	—	856,120
Payable for capital shares redeemed	—	151,663	—
Payable for securities purchased	881,585	—	—
Accrued expenses and other payables:
Investment advisory fees	24,842	15,256	21,469
Administration fees	4,867	6,443	23,996
Custodian and accounting fees	4,690	4,906	7,516
Distribution fees	10,825	8,388	14,211
Transfer agent fees	6,052	3,467	4,512
Audit and legal fees	4,138	1,049	4,439
Other	29,270	10,748	18,615

Total Liabilities	966,269	201,920	950,878

Net Assets:
Capital	39,305,613	45,121,871	162,805,509
Accumulated undistributed net investment income	—	1,192	—
Net unrealized appreciation on investments	626,995	18,173	—
Accumulated net realized (losses) and distributions in excess of realized gains	(4,274,204)	(197,775)	(1,445)

Net Assets	$35,658,404	$44,943,461	$162,804,064

Net assets
Investor A Shares	$26,151,553	$43,412,494	$162,804,064
Investor B Shares	9,506,851	1,530,967	—

Total	$35,658,404	$44,943,461	$162,804,064

Shares of capital stock
Investor A Shares	2,400,565	4,578,568	162,805,506
Investor B Shares	860,614	140,623	—

Total	3,261,179	4,719,191	162,805,506

Net asset value
Investor A Shares—redemption price per share	$ 10.89	$ 9.48	$ 1.00
Investor B Shares—offering price per share*	11.05	10.89	N/A

Maximum sales charge (Investor A)	4.50%	4.50%	N/A

Maximum offering price per share (100%/(100%—maximum sales charge) of net asset value adjusted to nearest cent) (Investor A) (a)	$ 11.40	$ 9.93	$ 1.00

(a)	Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
*	Redemption price of Investor B shares varies based on length of time shares are held.
N/A	Not applicable

See Notes which are an integral part of the Financial Statements

Statements of Operations

THE RIVERFRONT FUNDS
FOR THE YEAR ENDED DECEMBER 31, 2000

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Investment Income:
Interest income	$ 2,391	$ 634,798	$ 12,995
Dividend income	798,548	228,800	105,254

Total Income	800,939	863,598	118,249

Expenses:
Investment advisory fees	893,644	279,457	227,514
Administration fees	183,937	52,676	48,347
Distribution services fee (Investor A Shares)	205,802	32,047	64,415
Distribution services and shareholder service fees (Investor B Shares)	293,845	182,319	26,732
Custodian and accounting fees	169,683	48,889	43,654
Audit and legal fees	15,839	1,790	4,073
Organization costs	306	4	—
Trustees’ fees and expenses	10,454	2,853	3,350
Transfer agent fees	105,878	49,280	65,733
Registration and filing fees	5,749	5,001	17,633
Printing costs	20,826	7,401	3,061
Other	6,670	—	484

Gross Expenses	1,912,633	661,717	504,996
Less: Fee waivers
Investment advisory fees	—	(31,570)	—
Distribution services fee (Investor A Shares)	—	(7,854)	—

Net Expenses	1,912,633	622,293	504,996

Net Investment Income (Loss)	(1,111,694)	241,305	(386,747)

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	8,725,636	2,674,165	2,427,753
Net change in unrealized appreciation from investments	(31,955,198)	(2,612,874)	(8,072,506)

Net realized/unrealized gains (losses) from investments	(23,229,562)	61,291	(5,644,753)

Change in net assets resulting from operations	$(24,341,256)	$ 302,596	$(6,031,500)

See Notes which are an integral part of the Financial Statements

Statements of Operations

THE RIVERFRONT FUNDS
FOR THE YEAR ENDED DECEMBER 31, 2000

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Investment Income:
Interest income	$ 5,265	$2,562,199	$10,282,267
Dividend income	456,266	126,964	—

Total Income	461,531	2,689,163	10,282,267

Expenses:
Investment advisory fees	337,717	165,151	246,887
Administration fees	60,294	70,189	279,801
Distribution services fee (Investor A)	64,060	99,370	412,133
Distribution services and shareholder service fees (Investor B)	99,277	15,446	—
Custodian and accounting fees	53,718	47,428	83,218
Audit and legal fees	9,314	6,722	30,256
Trustees’ fees and expenses	9,990	6,837	25,716
Transfer agent fees	62,391	41,388	36,492
Registration and filing fees	12,325	5,393	10,653
Printing costs	20,616	12,228	42,773

Gross Expenses	729,702	470,152	1,167,929
Less: Fee Waivers
Investment advisory fees	(35,836)	—	—
Distribution services fee (Investor A Shares)	(7,874)	(23,857)	(247,546)

Net Expenses	685,992	446,295	920,383

Net Investment Income (Loss)	(224,461)	2,242,868	9,361,884

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,997,942	114,810	785
Net change in unrealized appreciation/(depreciation) from investments	(2,957,416)	2,016,722	—

Net realized/unrealized gains (losses) from investments	(959,474)	2,131,532	785

Change in net assets resulting from operations	$(1,183,935)	$4,374,400	$ 9,362,669

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

THE RIVERFRONT FUNDS
	Large Company Select Fund		Balanced Fund		Small Company Select Fund
	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999
Changes in Net Assets:
Operations:
Net investment income (loss)	$ (1,111,694)	$ (740,115)	$ 241,305	$ 250,211	$ (386,747)	$ (327,084)
Net realized gains from investment transactions	8,725,636	7,307,164	2,674,165	2,205,251	2,427,753	1,862,302
Net change in unrealized appreciation (depreciation) from investments	(31,955,198)	18,562,507	(2,612,874)	919,903	(8,072,506)	6,677,529

Change in net assets resulting from operations	(24,341,256)	25,129,556	302,596	3,375,365	(6,031,500)	8,212,747

Distributions to Shareholders:
Distributions to Investor A Shareholders:
From net investment income	—	—	(163,753)	(171,291)	—	—
From net realized gains from investments	(8,133,769)	(4,204,804)	(1,165,443)	(1,027,715)	(3,154,263)	(333,579)
From paid-in capital	(73,057)	—	—	—	—	—
Distributions to Investor B Shareholders:
From net investment income	—	—	(76,519)	(81,190)	—	—
From net realized gains from investments	(3,082,475)	(1,361,120)	(1,704,157)	(1,314,945)	(341,123)	(25,695)
From paid-in capital	(27,687)	—	—	—	—	—

Change in net assets from shareholder’s distributions	(11,316,988)	(5,565,924)	(3,109,872)	(2,595,141)	(3,495,386)	(359,274)

Capital Transactions:
Proceeds from shares issued	40,188,042	36,567,464	6,610,382	10,666,264	10,005,456	2,822,590
Dividends reinvested	11,226,868	823,101	3,017,679	243,906	3,346,410	355,663
Cost of shares redeemed	(29,078,782)	(10,059,721)	(7,404,932)	(6,703,936)	(8,511,894)	(6,208,477)

Change in net assets from capital transactions	22,336,128	27,330,844	2,223,129	4,206,234	4,839,972	(3,030,224)

Change in net assets	(13,322,116)	46,894,476	(584,147)	4,986,458	(4,686,914)	4,823,249
Net Assets:
Beginning of year	107,110,952	60,216,476	30,128,778	25,142,320	25,564,407	20,741,158

End of year	$ 93,788,836	$107,110,952	$29,544,631	$30,128,778	$20,877,493	$25,564,407

Share Transactions:
Issued	2,360,877	2,388,070	472,071	779,375	812,721	344,221
Reinvested	913,401	44,711	241,610	17,917	456,375	30,555
Redeemed	(1,751,776)	(652,353)	(532,106)	(488,354)	(717,649)	(767,492)

Change in shares	1,522,502	1,780,428	181,575	308,938	551,447	(392,716)

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

THE RIVERFRONT FUNDS
	Select Value Fund		U.S. Government Income Fund		U.S. Government Securities Money Market Fund
	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999
Changes in Net Assets:
Operations:
Net investment income (loss)	$ (224,461)	$ 8,074	$ 2,242,868	$ 2,053,086	$ 9,361,884	$ 7,771,525
Net realized gains (losses) from investment transactions	1,997,942	(4,266,434)	114,810	241,461	785	4,189
Net change in unrealized appreciation (depreciation) from investments	(2,957,416)	5,636,054	2,016,722	(2,873,329)	—	—

Change in net assets resulting from operations	(1,183,935)	1,377,694	4,374,400	(578,782)	9,362,669	7,775,714

Distributions to Shareholders:
Distributions to Investor A Shareholders:
From net investment income	—	(8,767)	(2,182,851)	(2,023,573)	(9,361,884)	(7,771,525)
From paid-in capital	—	(72,012)	—	—	—	—
Distributions to Investor B Shareholders:
From net investment income	—	—	(60,857)	(55,502)	—	—
From paid-in capital	—	(7,104)	—	—	—	—

Change in net assets from shareholder distributions	—	(87,883)	(2,243,708)	(2,079,075)	(9,361,884)	(7,771,525)

Capital Transactions:
Proceeds from shares issued	10,010,185	3,359,456	8,572,885	3,037,080	384,522,799	377,728,269
Dividends reinvested	—	86,495	454,496	292,567	3,008,757	2,128,195
Cost of shares redeemed	(10,817,489)	(60,792,767)	(4,488,636)	(7,103,023)	(419,255,779)	(374,179,965)

Change in net assets from capital transactions.	(807,304)	(57,346,816)	4,538,745	(3,773,376)	(31,724,223)	5,676,499

Change in net assets	(1,991,239)	(56,057,005)	6,669,437	(6,431,233)	(31,723,438)	5,680,688
Net Assets:
Beginning of year	37,649,643	93,706,648	38,274,024	44,705,257	194,527,502	188,846,814

End of year	$35,658,404	$37,649,643	$44,943,461	$38,274,024	$162,804,064	$194,527,502

Share Transactions:
Issued	860,277	315,914	926,919	319,518	384,522,796	377,728,269
Reinvested	—	8,522	48,744	30,935	3,008,757	2,128,195
Redeemed	(932,945)	(5,894,690)	(479,433)	(745,975)	(419,255,779)	(374,179,965)

Change in shares	(72,668)	(5,570,254)	496,230	(395,522)	(31,724,226)	5,676,499

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
Large Company Select Fund

Shares		Market Value
Common Stocks (93.0%)
Banks (6.9%)
60,300	Citigroup Inc.	$ 3,079,069
15,000	Fifth Third Bancorp	896,250
4,600	Mellon Bank Corp (b)	226,262
3,400	PNC Bank Corp.	248,412
5,000	State Street Corp.	621,050
25,000	Wells Fargo & Co.	1,392,187

		6,463,230

Beverages (1.3%)
20,000	Coca-Cola Co.	1,218,750

Biopharmaceuticals (1.8%)
4,600	Human Genome Sciences Inc. (b)	318,837
15,000	Medimmune (b)	715,312
5,000	Millennium Pharmaceutical (b)	309,375
4,400	Myriad Genetics (b)	364,100

		1,707,624

Brokerage (0.3%)
4,000	Merrill Lynch & Co.	272,750

Business & Public Services (1.0%)
10,000	Ariba, Inc. (b)	536,250
7,000	United Parcel Service Class B	411,688

		947,938

Computers & Peripherals (9.5%)
70,000	Cisco Systems, Inc. (b)	2,677,500
60,000	EMC Corp-Mass (b)	3,990,000
10,000	Network Appliance Inc. (b)	642,344
45,000	Sun Microsystems, Inc. (b)	1,254,375
3,500	Veritas Software Corp. (b)	306,469

		8,870,688

Diversified (10.0%)
4,000	Convergys Corp. (b)	181,250
5,000	Dynegy Inc. Class A	280,313
94,000	General Electric Co.	4,506,125
80,000	Tyco International Ltd.	4,440,000

		9,407,688

Financial Services (8.2%)
3,500	Fannie Mae Common	303,625
9,500	Fleet Boston Financial Corp.	356,844
10,000	JP Morgan Chase & Co.	454,375
11,000	Morgan Stanley Dean Witter & Co.	871,750
15,000	NASDAQ—100 Shares (b)	875,625
10,000	Providian Financial Corp.	575,000
29,000	S&P Depository Receipt	3,804,438
12,000	Stillwell Financial Inc.	473,250

		7,714,907

Shares		Market Value
Common Stocks, continued
Independent Power Producers (0.8%)
10,000	Calpine Corp. (b)	$ 450,625
10,000	NRG Energy (b)	278,125

		728,750

Insurance (2.6%)
25,000	American International Group	2,464,062

Media (2.1%)
38,040	Time Warner, Inc.	1,987,210

Medical Supplies (3.0%)
7,000	Cardinal Health Inc.	697,375
20,000	Johnson & Johnson	2,101,250

		2,798,625

Oil-Integrated Companies (4.5%)
32,000	Exxon Mobil Corp.	2,782,000
5,000	SP Halliburton Co.	181,250
7,700	Royal Dutch Petro—NY Shares	466,331
8,000	Schlumberger Ltd.	639,500
3,000	TransOcean Sedco Forex	138,000

		4,207,081

Pharmaceuticals (10.8%)
20,000	Amgen Inc. (b)	1,278,750
14,000	Bristol-Myers Squibb	1,035,125
20,000	Eli Lilly & Co.	1,861,250
89,500	Pfizer, Inc.	4,117,000
17,800	Schering-Plough	1,010,150
10,000	Sepracor Inc. (b)	801,250

		10,103,525

Retails (9.1%)
40,000	Home Depot, Inc.	1,827,500
10,700	Kohl’s Corp. (b)	652,700
30,000	Walgreen Co.	1,254,375
90,000	Wal-Mart Stores, Inc.	4,781,250

		8,515,825

Semiconductors (4.7%)
6,000	Broadcom Corp. Class A (b)	507,000
50,000	Intel Corp.	1,512,500
50,000	Texas Instruments, Inc.	2,368,750

		4,388,250

Software & Computer Services (8.5%)
25,000	America Online Inc. (b)	870,000
58,000	Exodus Communications, Inc. (b)	1,160,000
14,000	i2 Technologies, Inc. (b)	761,250
47,000	Microsoft Corp. (b)	2,044,500
82,000	Oracle Corp. (b)	2,383,125
8,600	VeriSign Inc. (b)	638,147
4,000	Yahoo Inc. (b)	120,688

		7,977,710

Continued

Schedule of Portfolio Investments, continued

THE RIVERFRONT FUNDS	DECEMBER 31, 2000
Large Company Select Fund

Shares		Market Value
Common Stocks, continued
Telecommunications-Equipment (5.5%)
15,000	Corning Inc.	$ 792,187
60,000	Nokia Corp. ADR	2,610,000
44,000	Nortel Networks Corp.	1,410,750
2,200	SDL, Inc. (b)	326,013

		5,138,950

Utilities-Energy Products (1.4%)
3,000	AES Corp. (b)	166,125
14,000	Enron Corp.	1,163,750

		1,329,875

Utilities-Telecommunications (1.0%)
20,000	Broadwing, Inc. (b)	456,250
10,000	Verizon Communications	501,250

		957,500

Total Common Stocks (Identified Cost $76,764,231)		87,200,938

Shares		Market Value
Investment Companies (7.5%)
1,204,015	Dreyfus Treasury Prime Fund	$ 1,204,015
3,298,050	Fidelity Institutional Treasury Money Market Fund	3,298,050
2,502,421	Merrill Lynch Government Money Market Fund	2,502,421

Total Investment Companies (Identified Cost $7,004,486)		7,004,486

Total Investments (Identified Cost $83,768,717) (a)		$94,205,424

(a)
The cost of investments for federal tax purposes amounts to $84,496,192. The net unrealized appreciation of investments on a federal tax basis amounts to $9,709,232 which is comprised of $18,001,275 appreciation and $8,292,043 depreciation at December 31, 2000.

(b)	Represents non-income producing securities.

ADR—American Depositary Receipt

Note: The categories of investments are shown as a percentage of net assets ($93,788,836) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS	DECEMBER 31, 2000
Balanced Fund

Shares		Market Value
Common Stocks (65.3%)
Banks (6.5%)
5,000	Bank of New York Co., Inc.	$ 275,938
5,000	Fifth Third Bancorp	298,750
25,000	Firstar Corp.	581,250
3,000	Mellon Bank Corp.	147,563
5,000	State Street Corp.	621,050

		1,924,551

Biopharmaceuticals (0.8%)
5,000	Medimmune Inc. (b)	238,438

Brokerage (0.7%)
3,000	Merrill Lynch & Co.	204,563

Business & Public Service (0.4%)
2,200	Ariba Inc. (b)	117,975

Computers & Peripherals (5.1%)
8,000	Cisco Systems, Inc. (b)	306,000
10,000	EMC Corp-Mass	665,000
2,500	Network Appliance, Inc. (b)	160,586
10,000	Sun Microsystems, Inc. (b)	278,750
1,000	Veritas Software Corp. (b)	87,562

		1,497,898

Consumer Products (0.8%)
7,000	Clorox Co.	248,500

Diversified (6.1%)
20,000	General Electric Co.	958,750
15,000	Tyco International Ltd.	832,500

		1,791,250

Financial Services (3.8%)
9,333	Citigroup Inc.	476,566
4,000	Fannie Mae	347,000
5,000	Providian Financial Corp.	287,500

		1,111,066

Independent Power Producers (4.0%)
12,000	Calpine Corp. (b)	540,750
2,000	Dynegy Inc. Class A	112,125
3,000	Enron Corp.	249,375
10,000	NRG Energy, Inc. (b)	278,125

		1,180,375

Insurance (2.2%)
5,000	American International Group	492,813
2,000	Jefferson-Pilot Corp.	149,500

		642,313

Medical Supplies (1.8%)
5,000	Johnson & Johnson	525,312

Shares		Market Value
Common Stocks, continued
Media (2.4%)
2,700	Clear Channel Communications, Inc. (b)	$ 130,781
10,000	Globix Corp. (b)	27,500
11,000	Time Warner, Inc.	574,640

		732,921

Oil-Integrated Companies (0.8%)
2,000	Exxon Mobile Corp.	173,875
1,000	Royal Dutch Petro-NY Shares	60,563

		234,438

Pharmaceuticals (10.4%)
9,000	Amgen Inc. (b)	575,437
5,000	Bristol-Myers Squibb	369,687
6,500	Cardinal Health Inc.	647,562
5,000	Eli Lilly & Co.	465,312
16,000	Pfizer, Inc.	736,000
5,000	Schering-Plough	283,750

		3,077,748

Retail (9.3%)
15,750	Home Depot, Inc.	719,578
10,000	Kohl’s Corp. (b)	610,000
15,000	Walgreen Co.	627,188
15,000	Wal-Mart Stores, Inc.	796,875

		2,753,641

Semiconductors (3.0%)
2,200	Broadcom Corp. Class A (b)	185,900
15,000	Texas Instruments, Inc.	710,625

		896,525

Software & Computer Services (4.1%)
13,000	Exodus Communications, Inc. (b)	260,000
10,000	Microsoft Corp. (b)	435,000
18,000	Oracle Corp. (b)	523,125

		1,218,125

Telecommunications-Equipment (2.7%)
6,000	Corning Inc.	316,875
5,000	Nokia Corp. ADR	217,500
8,000	Nortel Networks Corp.	256,500

		790,875

Utilities-Energy (0.4%)
2,000	AES Corp. (b)	110,750

Total Common Stocks (Identified Cost $16,759,470)		19,297,264

Continued

Schedule of Portfolio Investments, continued

THE RIVERFRONT FUNDS	DECEMBER 31, 2000
Balanced Fund

Principal Amount		Market Value
Corporate Bonds (1.2%)
Banks (1.2%)
$ 400,000	Chase Capital I, Series A, 7.67%, 12/1/26, Callable 12/1/06 @103.84, Guaranteed by Chase Manhattan Corp.	$ 368,500

Total Corporate Bonds (Identified Cost $404,792)		368,500

U.S. Government Agencies (28.9%)
Federal Home Loan Bank (1.6%)
500,000	6.075%, 10/29/08	486,010

Federal Home Loan Mortgage Corp. (13.7%)
1,000,000	6.59%, 7/23/08, Callable 7/14/00 @ 100	987,790
3,000,000	6.625%, 8/15/02	3,045,000

		4,032,790

Federal National Mortgage Assoc. (13.6%)
300,000	5.75%, 4/15/03	301,035
500,000	6.01%, 1/14/03	498,760
1,000,000	6.09%, 1/12/09	975,160
1,450,000	6.67%, 8/1/01	1,454,727
500,000	6.89%, 7/12/04	500,300
300,000	6.95%, 11/13/06	300,954

		4,030,936

Total U.S. Government Agencies (Identified Cost $8,541,995)		8,549,736

Shares		Market Value
Investment Companies (3.9%)
8,702	Dreyfus Treasury Prime Fund	$ 8,702
392,798	Fidelity Institutional Treasury Money Market Fund	392,798
747,231	Merrill Lynch Government Money Market Fund	747,231

Total Investment Companies (Identified Cost $1,148,731)		1,148,731

Total Investments (Identified Cost $26,854,988) (a)		$29,364,231

(a)
The cost of investments for federal tax purposes amounts to $26,854,988. The net unrealized appreciation of investments on a federal tax basis amounts to $2,509,243 which is comprised of $4,435,917 appreciation and $1,926,674 depreciation at December 31, 2000.

(b)	Represents non-income producing securities.

ADR—American Depositary Receipt

Note: The categories of investments are shown as a percentage of net assets ($29,544,631) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS	DECEMBER 31, 2000
Small Company Select Fund

Shares		Market Value

Common Stocks (96.8%)
Apparel (0.8%)

4,000	American Eagle Outfitters (b)	$ 169,000

Automotive Parts (1.8%)
20,000	Gentex Corp. (b)	372,500

Banks (1.9%)
16,000	National Commerce Bancorp	396,000

Biopharmaceuticals (17.8%)
8,200	Aurora Biosciences Corp. (b)	257,787
7,800	Human Genome Sciences Inc. (b)	540,637
22,900	Medimmune, Inc. (b)	1,092,044
18,700	Millennium Pharmaceutical (b)	1,157,062
8,000	Myriad Genetics (b)	662,000

		3,709,530

Brokerage Services (2.6%)
10,000	Legg Mason Inc.	545,000

Computers & Business (0.9%)
10,000	Freemarkets Inc. (b)	190,000

Computer & Peripherals (5.9%)
6,700	Comverse Technology, Inc. (b)	727,788
11,000	Sierra Wireless Inc. (b)	511,500

		1,239,288

Educational Institutions (1.7%)
9,600	DeVry Inc. (b)	362,400

Electrical Equipment (3.9%)
10,500	Sanmina Corp. (b)	804,563

Financial Services (8.1%)
20,000	Eaton Vance Corp.	645,000
9,400	SEI Corp.	1,052,800

		1,697,800

Media (1.4%)
110,000	Globix Corp. (b)	302,500

Medical Laser Systems (0.1%)
8,700	LCA-Vision Inc. (b)	9,244

Pharmaceuticals (1.9%)
5,000	Sepracor (b)	400,625

Printing & Publishing (0.2%)
4,900	Multi Color Corp. (b)	41,650

Radio (3.2%)
30,000	Cox Radio Inc. Class A (b)	676,875

Shares		Market Value

Common Stocks, continued
Retail-Specialty Stores (1.2%)
11,000	Bed Bath & Beyond, Inc. (b)	$ 246,125

Semiconductors (10.6%)
12,500	Cypress Semiconductor Co. (b)	246,094
31,000	NETsilicon, Inc. (b)	115,281
12,000	Novellus Systems, Inc. (b)	431,250
23,000	Plexus Corp. (b)	698,984
13,200	Vitesse Semiconductor Corp. (b)	730,125

		2,221,734

Software & Computer Services (24.3%)
10,300	Ariba, Inc. (b)	552,337
20,000	BEA Systems, Inc. (b)	1,346,250
16,312	Digex Inc. (b)	367,020
23,800	Exodus Communications, Inc. (b)	476,000
28,000	i2 Technologies, Inc. (b)	1,522,500
65,000	Infospace.com Inc. (b)	574,844
3,225	VeriSign, Inc. (b)	239,305

		5,078,256

Telecommunications—Equipment (2.8%)
24,000	MRV Communications, Inc. (b)	321,000
2,500	Neon Communications Inc. (b)	16,250
25,000	Signal Soft Corp. (b)	245,312

		582,562

Utilities-Telecommunications (4.1%)
25,000	Intermedia Comm. of FL (b)	179,688
3,125	NTL Inc. (b)	74,805
51,000	Winstar Communications (b)	599,250

		853,743

Wholesale Distribution (1.6%)
6,000	Expeditors International of Washington, Inc.	322,125

Total Common Stocks (Identified Cost $17,742,919)		20,221,520

Investment Companies (2.5%)
177,719	Dreyfus Treasury Prime	177,719
218,268	Fidelity Institutional Treasury Money Market Fund	218,268
114,563	Merrill Lynch Government Money Market Fund	114,563

Total Investment Companies (Identified Cost $510,550)		510,550

Total Investments (Identified Cost $18,253,469) (a)		$ 20,732,070

(a)
The cost of investments for federal tax purposes amounts to $18,291,076. The net unrealized appreciation of investments on a federal tax basis amounts to $2,440,994 which is comprised of $6,481,113 appreciation and $4,040,119 depreciation at December 31, 2000.

(b)	Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets ($20,877,493) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
Select Value Fund

Shares		Market Value

Common Stocks (93.5%)
Automotive Parts (0.7%)
5,250	General Motors Corp.	$ 267,422

Audio—Video Products (0.3%)
1,450	Sony Corp. ADR	101,137

Banks (18.7%)
21,000	Bank Of America Corp.	963,375
26,846	Bank One Corp.	983,235
33,333	Citigroup, Inc.	1,702,066
35,500	First Union Corp.	987,344
20,000	Firstar Corp.	465,000
20,000	Fleet Boston Financial Corp.	751,250
6,500	State Street Corp.	807,365

		6,659,635

Beverages (2.3%)
13,550	Coca Cola Co.	825,703

Brokerage Services (4.2%)
22,000	Merrill Lynch & Co.	1,500,125

Computer And Peripherals (4.1%)
9,700	EMC Corp.—Mass (b)	645,050
9,600	IBM Corp.	816,000

		1,461,050

Consumer Goods And Services (0.9%)
9,200	Clorox Co.	326,600

Containers—Paper/Plastic (1.0%)
17,000	Sonoco Products Co.	367,625

Diversified (4.0%)
16,000	General Electric Co.	767,000
14,000	Honeywell International, Inc.	662,375

		1,429,375

Entertainment (2.2%)
26,550	The Walt Disney Co.	768,291

Independent Power Producers (10.4%)
24,200	Calpine Corp. (b)	1,090,513
24,000	Dynegy, Inc.	1,345,500
18,000	NRG Energy, Inc.	500,625
27,725	Southern Energy Inc.	784,964

		3,721,602

Finance—Credit Card (1.2%)
7,500	American Express Co.	412,031

Financial Services (2.1%)
16,500	JP Morgan Chase & Co.	749,719

Insurance (1.0%)
5,000	Jefferson—Pilot Corp.	373,750

Shares		Market Value

Common Stocks, continued
Media (1.7%)
11,475	Time Warner, Inc.	$ 599,454

Medical Supplies (1.3%)
4,575	Johnson & Johnson	480,661

Oil & Gas Exploration, Production & Services (1.2%)
5,225	Schlumberger, Ltd.	417,673

Oil—Integrated Companies (6.2%)
10,000	Exxon Mobil Corp.	869,375
12,500	Royal Dutch Petroleum—NY Shares	757,031
9,425	Texaco, Inc.	585,528

		2,211,934

Pharmaceuticals (8.3%)
12,400	Amgen, Inc. (b)	792,825
3,000	Biogen, Inc.	180,187
8,000	Eli Lilly & Co.	744,500
21,687	Pfizer, Inc.	997,602
4,000	Schering—Plough	227,000

		2,942,114

Retail (2.2%)
7,000	Home Depot, Inc.	319,812
9,000	Wal-Mart Stores, Inc.	478,125

		797,937

Semiconductors (3.3%)
10,600	Intel Corp.	320,650
68,000	NetSilicon, Inc.	252,875
12,900	Texas Instruments, Inc.	611,137

		1,184,662

Software & Computer Services (1.4%)
11,700	Microsoft Corp.	508,950

Telecommunications—Equipment (4.1%)
20,000	Glenayre Technologies, Inc.	70,625
54,000	Lucent Technologies Inc.	729,000
8,000	Motorola, Inc.	162,000
15,300	Nortel Networks Corp.	490,556

		1,452,181

Utilities—Energy Products (5.3%)
9,100	AES Corporation (b)	503,913
10,225	Enron Corp.	849,953
25,000	Montana Power Company	518,750

		1,872,616

Utilities—Telecommunications (5.4%)
15,000	AT & T Corp.	259,688
31,200	Broadwing, Inc. (b)	711,750
10,300	CenturyTel, Inc.	368,225
Continued

Schedule of Portfolio Investments, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
Select Value Fund
Shares		Market Value

Common Stocks, continued
Utilities—Telecommunications, continued
3,538	Verizon Communications	$ 177,343
29,400	Worldcom, Inc. (b)	411,600

		1,928,606

Total Common Stocks (Identified Cost $32,733,858)		33,360,853

Shares		Market Value

Investment Companies (9.0%)
1,593,324	Dreyfus Treasury Prime Fund	$ 1,593,324
1,629,094	Fidelity Institutional Treasury Money Market Fund	1,629,094

Total Investment Companies (Identified Cost $3,222,418)		3,222,418

Total Investments (Identified Cost $ 35,956,276) (a)		$ 36,583,271

(a)
The cost of investments for federal tax purposes amounts to $36,073,162. The net unrealized appreciation of investments on a federal tax basis amounts to $510,109 which is comprised of $5,976,200 appreciation and $5,466,091 depreciation at December 31, 2000.

(b)	Represents non-income producing securities.

ADR—American Depositary Receipt

Note: The categories of investments are shown as a percentage of net assets ($35,658,404) at December 31, 2000.
See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
U.S. Government Income Fund

Principal Amount		Market Value
Corporate Bonds (17.7%)
Banks (4.5%)
$ 600,000	Chase Capital I, Series A, 7.67%, 12/1/26, Callable 12/1/06 @ 103.84, Guaranteed by Chase Manhattan Corp.	$ 552,750
500,000	Mellon Capital I, Series A, 7.72%, 12/1/26, Callable 12/1/06 @ 103.86, Guaranteed by Mellon Bank Corp.	466,875
1,000,000	Midland Bank PLC (HSBC) 6.95%, 3/15/11	988,750

		2,008,375

Financial Services (8.0%)
1,000,000	American Express Master Trust, Series 1998-1, Class A, 5.90%, 5/15/03, ABS	1,003,060
1,132,387	Countrywide Home Loans, Inc., Series 1998-11, Class A10, 6.25%, 8/25/28, CMO	1,125,909
688,756	Countrywide Home Loans, Inc., Series 1998-1, Class AF2, 6.27%, 4/25/28, ABS	686,879
496,810	Merrill Lynch Mortgage Investors, Inc., 8.50%, 07/15/17	495,523
33,560	Security Pacific Acceptance Corp., Series 1995-1, Class A2, 6.70%, 4/10/20, ABS	33,511
250,000	Toyota Motor Credit Corp., 7.13%, 9/26/06, Callable 3/26/01 @ 100, MTN	250,313

		3,595,195

Food Processing & Packaging (1.1%)
500,000	McCormick & Co., Inc., 8.95%, 7/1/01	505,625

Medical (1.1%)
500,000	Monsanto Co., 6.10%, 2/3/05	500,000

Oil & Gas Transmission (0.8%)
356,000	Trans-Canada Pipelines Ltd., 6.77%, 4/30/01, MTN	356,445

Private Export Funding Corp. (2.2%)
1,000,000	6.24%, 5/15/02, Series VV, Guaranteed by Export-Import Bank of The United States	1,007,500

Total Corporate Bonds (Identified Cost $8,065,416)		7,973,140

U.S. Government Agencies (74.8%)
Federal Agricultural Mortgage Corp. (2.2%)
1,000,000	5.90%, 3/3/09	991,250

Principal Amount		Market Value
U.S. Government Agencies, continued
Federal Home Loan Bank (21.3%)
$1,500,000	6.075%, 10/29/08	$ 1,458,030
2,500,000	6.375%, 8/15/06	2,568,050
4,000,000	6.75%, 5/1/02	4,055,480
725,000	6.85%, 12/27/04	738,594
725,000	6.875%, 8/15/05	757,625

		9,577,779

Federal Home Loan Mortgage Corp. (17.5%)
225,000	6.20%, 4/15/03	227,916
1,095,000	6.22%, 3/18/08	1,081,772
1,000,000	6.44%, 10/24/07	1,032,780
500,000	6.50%, 2/26/08	494,030
1,500,000	6.60%, 7/20/10	1,472,385
3,000,000	6.625%, 8/15/02	3,045,000
500,000	6.89%, 3/01/11	493,420

		7,847,303

Federal National Mortgage Association (25.9%)
1,000,000	5.25%, 1/15/09	952,750
1,779,168	5.50%, 4/1/24 Pool #280553	1,696,526
528,965	6.00%, 2/01/03	525,648
575,049	6.00%, 5/1/03 Pool #347156	571,329
1,000,000	6.00%, 5/15/08	1,003,760
1,000,000	6.03%, 2/2/09	972,910
1,000,000	6.10%, 1/22/08	990,950
1,000,000	6.40%, 5/14/09	992,500
1,000,000	6.50%, 12/25/07, Series 1993-43, Class H, CMO	1,008,660
3,000,000	6.50%, 10/25/28, Series 1998-58, Class PC, CMO	2,915,460

		11,630,493

Government National Mortgage Association (5.1%)
341,688	7.00%, 11/15/08 Pool #363175	346,833
388,441	7.00%, 1/15/09 Pool #363194	394,307
1,262,227	7.00%, 2/15/09 Pool #383488	1,281,274
266,502	8.00%, 5/15/23, Pool #351752	272,547

		2,294,961

Tennessee Valley Authority (2.8%)
1,250,000	6.235%, 7/15/20, Series B, Callable 7/15/20 @ 100, Putable 7/15/01 @ 100	1,250,000

Total U.S. Government Agencies (Identified Cost $33,481,337)		33,591,786

Continued

Schedule of Portfolio Investments, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
U.S. Government Income Fund
Shares		Market Value
Investment Companies (6.6%)
1,429,232	Dreyfus Treasury Prime Fund	$ 1,429,232
1,271,426	Fidelity Institutional Treasury Money Market Fund	1,271,426
276,517	Merrill Lynch Money Market Fund	276,517

Total Investment Companies (Identified Cost $44,523,928)		2,977,175

Total Investments (Identified Cost $44,523,928) (a)		$44,542,101

(a)
The cost of investments for federal tax purposes amounts to $44,523,928. The net unrealized appreciation of investments on a federal tax basis amounts to $18,173 which is comprised of $464,814 appreciation and $446,641 depreciation at December 31, 2000.

ABS—Asset Backed Security
CMO—Collateralized Mortgage Obligation
MTN—Medium Term Note

Note: The categories of investments are shown as a percentage of net assets ($44,943,461) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

THE RIVERFRONT FUNDS
DECEMBER 31, 2000
U.S. Government Securities Money Market Fund

Principal Amount		Market Value

U.S. Government Agencies (86.0%)
Federal Home Loan Bank (17.0%)
$3,000,000	Discount Note, 01/05/01	$ 2,998,033
4,000,000	6.275%, 05/24/01	3,900,297
6,000,000	6.335%, 03/29/01	5,908,143
6,000,000	6.35%, 03/08/01	5,930,865
4,000,000	6.44%, 01/19/01	3,987,120
5,000,000	6.47%, 01/17/01	4,985,622

		27,710,080

Federal Farm Credit Bank (3.0%)
5,000,000	Discount Note, 02/02/01	4,971,644

Federal Home Loan Mortgage Corp. (29.5%)
1,200,000	5.14%, 02/08/01	1,198,201
6,000,000	Discount Note, 01/23/01	5,977,267
6,000,000	Discount Note, 03/15/01	5,923,837
5,000,000	Discount Note, 02/06/01	4,968,350
8,000,000	Discount Note, 01/16/01	7,978,833
5,000,000	6.37%, 03/01/01	4,947,801
5,000,000	Discount Note, 01/11/01	4,991,083
6,000,000	Discount Note, 01/25/01	5,974,280
6,000,000	Discount Note, 01/02/01	5,998,927

		47,958,579

Principal Amount		Market Value

U.S. Government Agencies, continued:
Federal National Mortgage Association (33.4%)
$6,000,000	6.22%, 05/10/01	$ 5,866,270
6,000,000	6.29%, 05/17/01	5,857,427
5,000,000	6.31%, 04/05/01	4,917,619
5,000,000	6.31%, 04/12/01	4,911,485
6,000,000	6.335%, 02/05/01	5,963,046
5,000,000	6.35%, 02/20/01	4,956,076
6,000,000	6.41%, 02/15/01	5,951,925
5,000,000	6.42%, 01/04/01	4,997,325
5,000,000	6.44%, 01/08/01	4,993,739
6,000,000	6.57%, 02/22/01	5,998,573

		54,413,485

Student Loan Marketing Association (3.1%)
5,000,000	6.31%, 01/29/01	4,975,461

Total U.S. Government Agencies		140,029,249

Repurchase Agreements (14.5%)
23,547,000	Morgan Stanley Dean Witter & Co., 6.20%, dated 12/29/00, due 01/02/01 (Collateralized by $27,685,661 U.S. Government Agency Securities, 6.29%-6.94%, 5/1/28-5/1/30, market value—$23,894,024)	23,547,000

Total Investments (at amortized cost) (a)		$ 163,576,249

(a)	Also represents cost for Federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($162,804,064) at December 31, 2000.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

1.    Organization:

The Riverfront Funds, Inc. was organized on March 27, 1990, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing a reorganization with The Riverfront Funds, an Ohio business trust (the “Trust”), created for such purpose. The Trust is authorized to issue six series of shares of beneficial interest, without par value, representing interests in different portfolios of securities as follows: The Riverfront Large Company Select Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund, The Riverfront Select Value Fund, The Riverfront U.S. Government Income Fund and The Riverfront U.S. Government Securities Money Market Fund (each, a “Fund”; and collectively, the “Funds”).

The investment objective of the Large Company Select Fund is to seek long term growth of capital with current income as a secondary objective. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Small Company Select Fund is to seek capital growth. The investment objective of the Select Value Fund is to seek long-term growth of capital. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. government short-term securities while preserving capital and maintaining liquidit y.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Sales of shares of the Funds may be made to customers of The Provident Bank (“Provident”) and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

The Large Company Select Fund, the Balanced Fund, the Small Company Select Fund, the Select Value Fund and the U.S. Government Income Fund (collectively, “the variable net asset value funds”) each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the “money market fund”) offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds’ prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within seven years of purchase are subject to varying contingent deferred sales charges in accordance with the Funds’ prospectus. Investor B Shares, other than those purchased through reinvestment of dividends, convert automatically to Investor A Shares eight years after the date of their issuance. Investor B Shares purchased through dividend reinvestment are no t subject to a contingent deferred sales charge. Each share class has identical rights and privileges, except with respect to (i) distribution and shareholder services (12b-1) fees paid by each share class, (ii) voting rights on matters specifically affecting a single share class, and (iii) the exchange privileges.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the money market fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to an appropriate demand feature, or (b) maintain a dollar-weighted-average fund maturity which exceeds 90 days, in each case calculated in accordance with Rule 2a-7 under the 1940 Act.

Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith under the supervision of the Trust’s Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income:

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains or losses from sales of securities are determined on an identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements:

The Funds may enter into repurchase agreements with financial institutions such as banks and broker/dealers which Provident, as investment adviser, deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

2.    Significant Accounting Policies, continued:

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the exception of the Small Company Select Fund which declares and pays any dividends semiannually. Net investment losses incurred by a Fund are offset against Capital in the accompanying Statements of Assets and Liabilities to the extent that short-term gains are not available in a given year. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. Any taxable distributions declared in December and paid in January of the following fiscal year will be taxable to shareholders in the year declared. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

As of December 31, 2000, the following reclassifications were made to the financial statements.

	Increase (Decrease)
	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
Large Company Select Fund	$(1,212,438)	$1,111,694	$100,744
Balanced Fund	(23)	(263)	286
Small Company Select Fund	(386,285)	386,747	(462)
Select Value Fund	(215,054)	224,461	(9,407)
U.S. Government Income Fund	—	2,032	(2,032)

Net investment income, net realized gains/losses, and net assets were not affected by these reclassifications.

Federal Taxes:

It is the Funds’ policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the Code) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; therefore, no Federal tax provision is required.

As of December 31, 2000, the following Funds had capital loss carryforwards for tax purposes which are available to offset future capital gains, if any:

Select Value Fund	$4,157,318	Expires 2007
U.S. Government Income Fund	197,542	Expires 2003
U.S. Government Securities Money Market Fund	1,445	Expires 2006

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

2.    Significant Accounting Policies, continued:

Under current tax law, capital losses realized subsequent to October 31 of the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended December 31, 2001:

Balanced Fund	$(161,059)
U.S. Government Income Fund	(234)
Small Company Select Fund	(160,532)

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds, generally on the basis of relative net assets. Fees paid under a Fund’s shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

All expenses in connection with the organization of the Large Company Select Fund and the registration of its shares under the Securities Act of 1933, as amended, were paid by the Fund. Such expenses are being amortized over a period of five years commencing with the inception date of the Fund.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Riverfront Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

3.    Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 are as follows:

	Purchases	Sales
Large Company Select Fund	$93,545,307	$84,178,857
Balanced Fund	16,379,179	15,317,224
Small Company Select Fund	16,896,848	13,929,840
Select Value Fund	15,003,810	18,111,415
U.S. Government Income Fund	28,247,460	26,326,973

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

4.    Capital Share Transactions:

Transactions in capital shares for the Funds were as follows:

	Large Company Select Fund
	Year Ended December 31, 2000	Year Ended December 31, 1999
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$28,939,607	$22,368,396
Dividends reinvested	8,205,639	627,456
Shares redeemed	(23,989,783)	(7,850,245)

Change in net assets from Investor A share transactions	$13,155,463	$15,145,607

Investor B Shares:
Proceeds from shares issued	$11,248,435	$14,199,068
Dividends reinvested	3,021,229	195,645
Shares redeemed	(5,088,999)	(2,209,476)

Change in net assets from Investor B share transactions	$ 9,180,665	$12,185,237

SHARE TRANSACTIONS:
Investor A Shares:
Issued	1,695,408	1,439,010
Reinvested	661,212	33,898
Redeemed	(1,439,098)	(506,286)

Change in Investor A Shares	917,522	966,622

Investor B Shares:
Issued	665,469	949,060
Reinvested	252,189	10,813
Redeemed	(312,678)	(146,067)

Change in Investor B Shares	604,980	813,806

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

4.    Capital Share Transactions, continued:

	Balanced Fund		Small Company Select Fund
	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$2,877,258	$5,215,058	$8,484,394	$2,453,810
Dividends reinvested	1,310,783	167,289	3,017,459	330,134
Shares redeemed	(4,271,550)	(3,994,745)	(7,918,929)	(5,721,071)

Change in net assets from Investor A share transactions	$ (83,509)	$1,387,602	$3,582,924	$(2,937,127)

Investor B Shares:
Proceeds from shares issued	$3,733,124	$5,451,206	$1,521,062	$ 368,780
Dividends reinvested	1,706,896	76,617	328,951	25,529
Shares redeemed	(3,133,382)	(2,709,191)	(592,965)	(487,406)

Change in net assets from Investor B share transactions	$2,306,638	$2,818,632	$1,257,048	$ (93,097)

SHARE TRANSACTIONS:
Investor A Shares:
Issued	209,805	388,753	697,366	301,620
Reinvested	107,234	12,432	412,221	28,410
Redeemed	(311,964)	(295,776)	(664,955)	(708,626)

Change in Investor A Shares	5,075	105,409	444,632	(378,596)

Investor B Shares:
Issued	262,266	390,622	115,355	42,601
Reinvested	134,376	5,485	44,154	2,145
Redeemed	(220,142)	(192,578)	(52,694)	(58,866)

Change in Investor B Shares	176,500	203,529	106,815	(14,120)

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

4.    Capital Share Transactions, continued:

	Select Value Fund		U.S. Government Income Fund
	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 2000	Year Ended December 31, 1999
CAPITAL TRANSACTIONS:
Investor A Shares:
Proceeds from shares issued	$8,757,609	$ 3,002,649	$8,187,304	$2,428,766
Dividends reinvested	—	79,709	405,684	247,100
Shares redeemed	(7,770,655)	(54,722,808)	(3,944,316)	(6,794,552)

Change in net assets from Investor A share transactions	$ 986,954	$(51,640,450)	$4,648,672	$(4,118,686)

Investor B Shares:
Proceeds from shares issued	$1,252,576	$ 356,807	$ 385,581	$ 608,314
Dividends reinvested	—	6,786	48,812	45,467
Shares redeemed	(3,046,834)	(6,069,959)	(544,320)	(308,471)

Change in net assets from Investor B share transactions	$(1,794,258)	$ (5,706,366)	$ (109,927)	$ 345,310

SHARE TRANSACTIONS:
Investor A Shares:
Issued	747,703	282,756	890,072	261,961
Reinvested	—	7,866	44,093	26,621
Redeemed	(671,601)	(5,331,398)	(427,440)	(716,770)

Change in Investor A Shares	76,102	(5,040,776)	506,725	(428,188)

Investor B Shares:
Issued	112,574	33,158	36,847	57,557
Reinvested	—	656	4,651	4,314
Redeemed	(261,344)	(563,292)	(51,993)	(29,205)

Change in Investor B Shares	(148,770)	(529,478)	(10,495)	32,666

5.    Investment Advisory Fee and Other Transactions with Affiliates:

Investment Advisory Fee—Provident Investment Advisors, Inc., the Fund’s investment adviser (the “Adviser”), has entered into an Investment Advisory Agreement with the Trust whereby the Adviser supervises and manages the investment and reinvestment of the assets of the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund as listed on the following page. The Adviser may voluntarily choose to waive any portion of its fee on the Large Company Select, Small Company Select, U.S. Government Income, and U.S. Government Securities Money Market Funds. The Adviser can modify or terminate this voluntary waiver on these Funds at any time at its sole discretion. Effective January 5, 2000, the Adviser enacted a contractual waiver for the Investment Advisory Fee for the Balanced Fund and the Select Value Fund (formerly the Income Equity Fund). The Adviser will limit its fee to 80 basis points for the Balanced Fund and 85 basis points for the Select Value Fund (formerly the Income Equity Fund).

Continued

Notes to Financial Statements, continued

THE RIVERFRONT FUNDS
DECEMBER 31, 2000

5.    Investment Advisory Fee and Other Transactions with Affiliates, continued:

Fund	Annual Rate
Large Company Select Fund	0.80%
Balanced Fund	0.80%
Small Company Select Fund	0.80%
Select Value Fund	0.85%
U.S. Government Income Fund	0.40%
U.S. Government Securities Money Market Fund	0.15%

Administration—Federated Services Company (“FServ”), under an Agreement for administrative Services with the Trust, provides the Funds with certain administrative personnel and services. The fee paid to FServ is equal to 0.17% of the average daily net assets of each Fund.

Distribution Services Fee—Edgewood Services, Inc., (“Distributor”) is the principal underwriter and distributor of the Trust. The Trust has adopted Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plans, the Funds will compensate the Distributor from the net assets of the fund to finance activities intended to result in the sale of the Fund’s Investor A Shares and Investor B Shares. The Plans provide that the Funds may incur annual distribution expenses up to 0.25% of the average daily net assets of each Fund’s Investor A Shares and up to 0.75% of the average daily net assets of each Fund’s Investor B Shares to compensate the Distributor. The Distributor does not retain these amounts generally, but uses the fee to compensate investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers, for marketing activities (such as advertising, printing and dist ributing prospectuses, and providing incentives to investment professionals), to promote sales of Shares so that overall Fund assets are maintained or increased.

Shareholder Service Fee—Under the terms of a Shareholder Services Plan, the Funds may pay compensation, in an amount not to exceed 0.25% of the average daily net assets of each Fund’s Investor A and B Shares, to banks and other financial institutions including Provident and its affiliates and the Distributor for providing shareholder services and maintaining shareholder accounts. As of December 31, 2000, there were no shareholder servicing agreements entered into on behalf of the Investor A or B Shares of any of the Funds.

Custodian, Fund Accounting and Recordkeeping Fees—Provident serves as custodian and fund accountant to the Funds. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

Transfer and Dividend Disbursing Agent Fees and Expenses—Provident serves as transfer agent and dividend disbursing agent to the Trust. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Fund and to be reimbursed for certain out-of-pocket expenses.

Financial Highlights

THE RIVERFRONT FUNDS

	Large Company Select Fund
	Years Ended December 31,						From January 2, 1997 through December 31, 1997 (a)
	2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A		Investor B
Net Asset Value, Beginning of Period	$ 17.59	$ 17.18	$ 13.89	$ 13.69	$ 11.34	$11.28	$ 10.00		$10.00

Income from Investment Operations:
Net investment (loss)	(0.12)	(0.22)	(0.10)	(0.18)	(0.05)	(0.10)	(0.00)		(0.04)
Net realized and unrealized gains (losses) on investments	(3.41)	(3.33)	4.76	4.63	4.47	4.38	2.77		2.72

Total from Investment Operations	(3.53)	(3.55)	4.66	4.45	4.42	4.28	2.77		2.68

Less Distributions:
Net realized gains	(1.68)	(1.68)	(0.96)	(0.96)	(1.87)	(1.87)	(1.40)		(1.40)
Tax return of capital	—	—	—	—	—	—	(0.03)		—

Total Distributions	(1.68)	(1.68)	(0.96)	(0.96)	(1.87)	(1.87)	(1.43)		(1.40)

Net Asset Value, End of Period	$ 12.38	$ 11.95	$ 17.59	$ 17.18	$ 13.89	$13.69	$ 11.34		$11.28

Total Return (excludes sales/redemption charge)	(20.09)%	(20.69)%	33.57%	32.52%	39.03%	38.00%	27.93	%(b)	26.97	%(b)
Ratios to Average Net Assets:
Expenses	1.51%	2.26%	1.51%	2.26%	1.66%	2.41%	1.69	%(d)	2.47	%(d)
Net investment loss	(0.80)%	(1.55)%	(0.75)%	(1.50)%	(0.48)%	(1.28)%	0.00	%(d)	(1.10	)%(d)
Supplementary Data:
Net Assets, end of period (000 omitted)	$68,611	$25,177	$81,318	$25,793	$50,801	$9,416	$33,614		$2,464
Portfolio Turnover (c)	81%	81%	35%	35%	69%	69%	39%		39%

(a)	Period from commencement of operations.
(b)	Not annualized.
(c)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(d)	Annualized.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	Balanced Fund
	Years Ended December 31,
	2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 13.40	$ 13.97	$ 13.04	$ 13.56	$ 12.30	$ 12.71

Income from Investment Operations:
Net investment income	0.18	0.06	0.18	0.07	0.23	0.11
Net realized and unrealized gains on investments	0.01	0.03	1.51	1.56	2.84	2.95

Total from investment operations	0.19	0.09	1.69	1.63	3.07	3.06

Less Distributions:
Net investment income	(0.18)	(0.06)	(0.18)	(0.07)	(0.23)	(0.11)
In excess of net investment income	—	—	—	—	(2.10)	(2.10)
Net realized gains	(1.33)	(1.33)	(1.15)	(1.15)	—	—

Total distributions	(1.51)	(1.39)	(1.33)	(1.22)	(2.33)	(2.21)

Net Asset Value, End of Period	$ 12.08	$ 12.67	$ 13.40	$ 13.97	$ 13.04	$ 13.56

Total Return (excludes sales/redemption charge)	1.41%	0.66%	13.15%	12.10%	25.29%	24.34%
Ratios to Average Net Assets:
Expenses	1.53%	2.34%	1.61%	2.42%	1.69%	2.50%
Net investment income	1.25%	0.45%	1.32%	0.52%	1.65%	0.84%
Expenses (before waivers)*	1.69%	2.44%	1.77%	2.52%	1.85%	2.60%
Net investment income (before waivers)*	1.09%	0.35%	1.15%	0.42%	1.49%	0.74%
Supplemental Data:
Net Assets, end of period (000 omitted)	$11,748	$17,796	$12,962	$17,167	$11,247	$13,895
Portfolio Turnover (a)	54%	54%	51%	51%	118%	118%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	Balanced Fund
	Years Ended December 31,
	1997		1996
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$11.69	$ 12.04	$ 11.36	$ 11.70

Income from Investment Operations:
Net investment income	0.23	0.12	0.31	0.26
Net realized and unrealized gains on investments	1.71	1.77	0.33	0.34

Total from investment operations	1.94	1.89	0.64	0.60

Less Distributions:
Net investment income	(0.23)	(0.12)	(0.31)	(0.26)
In excess of net investment income	(1.10)	(1.10)	—	—
Net realized gains	—	—	—	—

Total distributions	(1.33)	(1.22)	(0.31)	(0.26)

Net Asset Value, End of Period	$12.30	$ 12.71	$ 11.69	$ 12.04

Total Return (excludes sales/redemption charge)	16.77%	15.82%	5.76%	5.27%
Ratios to Average Net Assets:
Expenses	1.86%	2.72%	1.70%	2.54%
Net investment income	1.80%	0.93%	2.87%	2.03%
Expenses (before waivers)*	2.07%	2.82%	1.94%	2.68%
Net investment income (before waivers)*	1.59%	0.83%	2.63%	1.89%
Supplemental Data:
Net Assets, end of period (000 omitted)	$9,563	$11,483	$10,786	$10,008
Portfolio Turnover (a)	102%	102%	98%	98%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	Small Company Select Fund
	Years Ended December 31,
	2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 11.44	$11.72	$ 7.89	$ 8.14	$ 9.17	$ 9.49

Income from Investment Operations:
Net investment (loss)	(0.13)	(0.20)	(0.14)	(0.20)	(0.09)	(0.15)
Net realized and unrealized gains (losses) on investment	(2.32)	(2.39)	3.85	3.94	(0.01)	(0.02)

Total from investment operations	(2.45)	(2.59)	3.71	3.74	(0.10)	(0.17)

Less Distributions:
Net realized gains	(1.50)	(1.50)	(0.16)	(0.16)	—	—
In excess of net investment income	—	—	—	—	(1.18)	(1.18)

Total distributions	(1.50)	(1.50)	(0.16)	(0.16)	(1.18)	(1.18)

Net Asset Value, End of Period	$ 7.49	$7.63	$ 11.44	$11.72	$ 7.89	$ 8.14

Total Return (excludes sales/redemption charge)	(21.08)%	(21.76)%	47.08%	46.01%	(2.26)%	(2.96)%
Ratios to Average Net Assets:
Expenses	1.72%	2.45%	1.96%	2.71%	1.97%	2.72%
Net investment (loss)	(1.30)%	(2.04)%	(1.62)%	(2.37)%	(1.08)%	(1.88)%
Expenses (before waivers)*	1.72%	2.45%	1.96%	2.71%	1.97%	2.72%
Net investment (loss) (before waivers)*	(1.30)%	(2.04)%	(1.62)%	(2.37)%	(1.08)%	(1.88)%
Supplemental Data:
Net Assets, end of period (000 omitted)	$18,806	$2,072	$23,633	$1,931	$19,826	$1,455
Portfolio Turnover (a)	53%	53%	65%	65%	114%	114%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	Small Company Select Fund
	Years Ended December 31,
	1997		1996
	Investor A	Investor B	Investor A	Investor B

Net Asset Value, Beginning of Period	$ 9.43	$ 9.77	$ 9.50	$ 9.91

Income from Investment Operations:
Net investment (loss)	(0.04)	(0.08)	(0.14)	(0.15)
Net realized and unrealized gains on investments	1.75	1.77	1.10	1.04

Total from investment operations	1.71	1.69	0.96	0.89

Less Distributions:
In excess of net investment income	(1.97)	(1.97)	(1.03)	(1.03)

Total distributions	(1.97)	(1.97)	(1.03)	(1.03)

Net Asset Value, End of Period	$ 9.17	$ 9.49	$ 9.43	$ 9.77

Total Return (excludes sales/redemption charge)	18.79%	17.86%	10.17%	9.05%
Ratios to Average Net Assets:
Expenses	2.11%	2.86%	1.91%	2.64%
Net investment (loss)	(0.43)%	(1.20)%	(1.25)%	(2.01)%
Expenses (before waivers)*	2.11%	2.86%	1.91%	2.64%
Net investment (loss) (before waivers)*	(0.43)%	(1.20)%	(1.25)%	(2.01)%
Supplemental Data:
Net Assets, end of period (000 omitted)	$24,312	$1,265	$31,227	$ 687
Portfolio Turnover (a)	67%	67%	162%	162%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	Select Value Fund
	Years Ended December 31,
	2000		1999			1998
	Investor A	Investor B	Investor A		Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 11.22	$11.47	$ 10.47		$ 10.76	$ 11.68	$ 11.98

Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.14)	0.03		(0.07)	0.12	0.03
Net realized and unrealized gains (losses) on investments	(0.29)	(0.28)	0.75		0.79	0.25	0.25

Total from Investment Operations	(0.33)	(0.42)	0.78		0.72	0.37	0.28

Less Distributions:
Net investment income	—	—	(0.00	)(b)	—	(0.12)	(0.04)
In excess of net investment income	—	—	—		—	(1.46)	(1.46)
Tax return of capital	—	—	(0.03)		(0.01)	—	—

Total distributions	—	—	(0.03)		(0.01)	(1.58)	(1.50)

Net Asset Value, End of Period	$ 10.89	$11.05	$ 11.22		$ 11.47	$ 10.47	$ 10.76

Total Return (excludes sales/redemption charge)	(2.94)%	(3.66)%	7.44%		6.65%	3.37%	2.51%
Ratios to Average Net Assets:
Expenses	1.71%	2.50%	1.84%		2.63%	1.76%	2.54%
Net investment income (loss)	(0.41)%	(1.21)%	0.22%		(0.50)%	1.03%	0.25%
Expenses (before waivers)*	1.84%	2.60%	1.87%		2.63%	1.79%	2.54%
Net investment income (loss) (before waivers)*	(0.54)%	(1.31)%	0.19%		(0.50)%	1.00%	0.25%
Supplementary Data:
Net Assets, at end of period (000)	$26,152	$9,507	$26,075		$11,574	$77,144	$16,563
Portfolio Turnover (a)	43%	43%	128%		128%	129%	129%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(b)	Actual Amount $(0.0038).

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS
	Select Value Fund
	Years Ended December 31,
	1997		1996
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 11.92	$ 12.16	$ 11.70	$11.85

Income from Investment Operations:
Net investment income	0.16	0.06	0.21	0.12
Net realized and unrealized gains on investments	3.11	3.17	2.12	2.21

Total from Investment Operations	3.27	3.23	2.33	2.33

Less Distributions:
Net investment income	(0.16)	(0.06)	(0.21)	(0.12)
In excess of net investment income	(3.35)	(3.35)	(1.90)	(1.90)

Total distributions	(3.51)	(3.41)	(2.11)	(2.02)

Net Asset Value, End of Period	$ 11.68	$ 11.98	$ 11.92	$12.16

Total Return (excludes sales/redemption charge)	28.20%	27.19%	19.88%	19.67%
Ratios to Average Net Assets:
Expenses	1.75%	2.55%	1.76%	2.48%
Net investment income	1.21%	0.40%	1.62%	0.88%
Expenses (before waivers)*	1.80%	2.55%	1.85%	2.54%
Net investment income (before waivers)*	1.16%	0.40%	1.53%	0.82%
Supplementary Data:
Net Assets, at end of period (000)	$83,841	$17,563	$73,368	$7,632
Portfolio Turnover (a)	157%	157%	166%	166%

         *  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	U.S. Government Income Fund
	Years Ended December 31,
	2000		1999		1998
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.02	$10.28	$ 9.65	$10.93	$ 9.48	$10.68

Income from Investment Operations:
Net investment income	0.50	0.49	0.48	0.45	0.47	0.44
Net realized and unrealized gains (losses) on investments	0.46	0.53	(0.62)	(0.69)	0.17	0.19

Total from investment operations	0.96	1.02	(0.14)	(0.24)	0.64	0.63

Less Distributions:
Net investment income	(0.50)	(0.41)	(0.49)	(0.41)	(0.47)	(0.38)

Total distributions	(0.50)	(0.41)	(0.49)	(0.41)	(0.47)	(0.38)

Net Asset Value, End of Period	$ 9.48	$10.89	$ 9.02	$10.28	$ 9.65	$10.93

Total Return (excludes sales/redemption charge)	11.01%	10.19%	(1.43)%	(2.25)%	6.95%	6.03%
Ratios to Average Net Assets:
Expenses	1.05%	1.86%	1.08%	1.89%	1.12%	1.93%
Net investment income	5.46%	4.66%	5.18%	4.40%	4.90%	4.09%
Expenses (before waivers)*	1.11%	1.86%	1.14%	1.89%	1.18%	1.93%
Net investment income (before waivers)*	5.40%	4.66%	5.12%	4.40%	4.84%	4.09%
Supplemental Data:
Net Assets, end of period (000 omitted)	$43,412	$1,531	$36,720	$1,554	$43,411	$1,294
Portfolio Turnover (a)	69%	69%	74%	74%	109%	109%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	U.S. Government Income Fund
	Years Ended December 31,
	1997		1996
	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.43	$10.64	$ 9.71	$10.95

Income from Investment Operations:
Net investment income	0.49	0.48	0.52	0.49
Net realized and unrealized gains (losses) on investments	0.14	0.14	(0.29)	(0.31)

Total from investment operations	0.63	0.62	0.23	0.18

Less Distributions:
Net investment income	(0.50)	(0.49)	(0.51)	(0.49)
In excess of net investment income	(0.08)	(0.09)	—	—

Total distributions	(0.58)	(0.58)	(0.51)	(0.49)

Net Asset Value, End of Period	$ 9.48	$10.68	$ 9.43	$10.64

Total Return (excludes sales/redemption charge)	6.94%	6.07%	2.51%	1.72%
Ratios to Average Net Assets:
Expenses	1.14%	1.95%	1.11%	1.96%
Net investment income	5.40%	4.56%	5.45%	4.59%
Expenses (before waivers)*	1.20%	1.95%	1.20%	1.96%
Net investment income (before waivers)*	5.34%	4.56%	5.36%	4.59%
Supplemental Data:
Net Assets, end of period (000 omitted)	$49,017	$1,309	$33,694	$1,296
Portfolio Turnover (a)	71%	71%	53%	53%

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes which are an integral part of the Financial Statements

Financial Highlights

THE RIVERFRONT FUNDS

	U.S. Government Securities Money Market Fund
	Years Ended December 31,
	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:
Net investment income	0.057	0.045	0.048	0.049	0.046

Less Distributions:
Net investment income	(0.057)	(0.045)	(0.048)	(0.049)	(0.046)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	5.85%	4.61%	4.93%	5.02%	4.89%
Ratios to Average Net Assets:
Expenses	0.56%	0.58%	0.66%	0.64%	0.59%
Net investment income	5.68%	4.53%	4.82%	4.90%	4.78%
Expenses (before waivers)*	0.71%	0.73%	0.81%	0.79%	0.84%
Net investment income (before waivers)*	5.53%	4.38%	4.67%	4.75%	4.53%
Supplemental Data:
Net Assets, end of year (000 omitted)	$162,804	$194,528	$188,847	$142,569	$181,017

*	During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
See Notes which are an integral part of the Financial Statements

Notes

The Riverfront Funds, Inc.

INVESTMENT ADVISER
Provident Investment Advisors, Inc.
One East Fourth Street
Cincinnati, Ohio 45202

DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

FOR ADDITIONAL INFORMATION CALL:
The Provident Bank
Mutual Fund Services
1-800-424-2295

This report must be preceded or accompanied by the Funds' prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Cusip 768709602
Cusip 768709701
Cusip 768709404
Cusip 768709800
Cusip 768709842
Cusip 768709834
Cusip 768709107
Cusip 768709867
Cusip 768709859
Cusip 768709305
Cusip 768709875

G02568-01 (2/01)

                                    APPENDIX

     A1. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor A Shares (No Load) of The  Riverfront
Large  Company  Select Fund (the "Fund") are  represented  by a solid line.  The
Lipper Large Cap-Core Average (the "LLCCA") is represented by a dashed line. The
S&P    500   Index   (the    "S&P    500")   is    represented    by   a
dash-dot-dash-dot-dotted  line. The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor A Shares (No Load) of the Fund, the LLCCA, and the S&P 500. The "x"
axis reflects computation periods from August 30, 1986 to December 31, 2000. The
"y" axis  reflects the cost of the  investment.  The right  margin  reflects the ending value of the hypothetical  investment in the Fund's Investor A Shares (No
Load) as compared  to the LLCCA,  and the S&P  500.  The ending  values were
$55,356, $54,633, and $63,687,  respectively.  The legend in the bottom quadrant of the graphic  presentation  indicates  the Fund's  Investor A Shares (No Load)
Average Annual Total Returns for the one-year,  five-year, and ten-year, (August
30, 1986) periods  ended  December 31, 2000.  The total  returns were  (20.09%),
18.75%, and 16.39%, respectively.

     A2. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor A Shares of The Riverfront Large Company
Select Fund (the "Fund"),  based on a 4.50% sales charge,  are  represented by a solid line. The Lipper  Large-Cap Core Average (the "LLCCA") is represented by a dotted  line.  The S&P 500 Index (the  "S&P  500") is  represented  by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment  in the Investor A Shares of the
Fund (based on a 4.50% sales  charge),  the LLCCA,  and the S&P 500. The "x"
axis reflects computation periods from August 30, 1986 to December 31, 2000. The
"y" axis  reflects the cost of the  investment.  The right  margin  reflects the ending value of the  hypothetical  investment  in the Fund's  Investor A Shares, based on a 4.50% sales  charge,  as compared to the LLCCA,  and the S&P 500.
The ending values were $52,865, $54,633, and $63,687,  respectively.  The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor
A Shares Average Annual Total  Returns,  based on a 4.50% sales charge,  for the one-year,  five-year,  and  ten-year(August 30, 1986) periods ended December 31,
2000. The total returns were (23.69%), 17.66%, and 15.85%, respectively.

     A3. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor B Shares of The Riverfront Large Company
Select Fund (the "Fund"),  reflecting the applicable  contingent  deferred sales charge,  are represented by a solid line. The Lipper Large-Cap Core Average (the
"LLCCA") is  represented  by a dotted line.  The S&P 500 Index (the "S&P
500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment in the
Investor B Shares of the Fund  (reflecting  the applicable  contingent  deferred sales charge), the LLCCA, and the S&P 500. The "x" axis reflects computation periods from January 2, 1997 to December  31,  2000.  The "y" axis  reflects the cost of the  investment.  The right  margin  reflects  the  ending  value of the hypothetical  investment  in  the  Fund's  Investor  B  Shares,  reflecting  the applicable  contingent  deferred sales charge, as compared to the LLCCA, and the
S&P 500. The ending values were $18,825, $17,806, and $18,872, respectively.
The legend in the bottom  quadrant of the  graphic  presentation  indicates  the
Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent  deferred  sales charge,  for the one-year,  and start of performance
(January 2, 1997)  periods  ended  December  31,  2000.  The total  returns were
(23.47%) and 16.30%, respectively.

     A4. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor A Shares (No Load) of The  Riverfront
Balanced  Fund (the  "Fund") are  represented  by a solid line.  The S&P 500
Index (the "S&P 500") is  represented by a dashed line. The Lehman  Brothers
Intermediate  Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted  line.  The Lipper  Balanced  Average (the "LBA") is  represented  by a dot-dash-dash-dashed  line.  The Blended  50%  S&P  and 50% Lehman  Brothers
Intermediate   Government/Corporate   Bond  Index  (the   "Blended   50/50")  is
represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment in the
Investor A Shares (No Load) of the Fund, the S&P 500, the LBIG/CBI, the LBA,
and the Blended 50/50. The "x" axis reflects  computation periods from September
1, 1994 to December 31, 2000. The "y" axis reflects the cost of the  investment.
The right margin reflects the ending value of the hypothetical investment in the
Fund's Investor A Shares (No Load) as compared to the S&P 500, the LBIG/CBI, the LBA,  and the  Blended  50/50.  The ending  values  were  $21,277,  $31,138,
$15,354, $20,485, and $22,505,  respectively.  The legend in the bottom quadrant of the graphic  presentation  indicates  the Fund's  Investor A Shares (No Load)
Average  Annual  Total  Returns  for  the  one-year,   five-year  and  start  of
performance  (September  1, 1994)  periods  ended  December 31, 2000.  The total returns were 1.41%, 12.17% and 12.66%, respectively.

     A5. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor A Shares of The Riverfront Balanced Fund
(the "Fund"),  based on a 4.50% sales charge,  are  represented by a solid line.
The S&P 500 Index (the "S&P  500") is  represented by a dashed line. The
Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is
represented  by a dotted  line.  The  Lipper  Balanced  Average  (the  "LBA") is represented  by a  dot-dash-dash-dashed  line.  The  Blended 50% S&P and 50%
Lehman  Brothers  Intermediate  Government/Corporate  Bond Index  (the  "Blended
50/50") is  represented  by a  dot-dash-dashed  line. The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the S&P 500, the  LBIG/CBI,  the LBA,  and the Blended  50/50.  The "x" axis reflects  computation  periods from  September 1, 1994 to December 31, 2000. The
"y" axis  reflects the cost of the  investment.  The right  margin  reflects the ending value of the  hypothetical  investment  in the Fund's  Investor A Shares, based on a 4.50% sales charge, as compared to the S&P 500, the LBIG/CBI, the
LBA, and the Blended 50/50.  The ending values were $20,320,  $31,138,  $15,354,
$20,485,  and $22,505,  respectively.  The legend in the bottom  quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total
Returns,  based  on a  4.50%  sales  charge,  for  the  one-year  and  start  of performance  (September  1, 1994)  periods  ended  December 31, 2000.  The total returns were (3.15%), 11.13% and 11.85%, respectively.

     A6. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor B Shares of The Riverfront Balanced Fund
(the "Fund"),  reflecting the applicable  contingent  deferred sales charge, are represented  by a solid  line.  The  S&P  500 Index (the  "S&P  500") is
represented   by   a   dashed   line.   The   Lehman    Brothers    Intermediate
Government/Corporate   Bond  Index  (the   "LBIG/CBI")   is   represented  by  a
dot-dot-dash-dot-dashed  line.  The  Lipper  Balanced  Average  (the  "LBA")  is represented  by a dotted line.  The Blended 50% S&P and 50% Lehman  Brothers
Intermediate   Government/Corporate   Bond  Index  (the   "Blended   50/50")  is
represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment in the
Investor B Shares of the Fund  (reflecting  the applicable  contingent  deferred sales  charge),  the S&P 500, the LBIG/CBI,  the LBA, and the Blended 50/50.
The "x" axis reflects computation periods from September 1, 1994 to December 31,
2000.  The "y"  axis  reflects  the cost of the  investment.  The  right  margin reflects the ending value of the hypothetical  investment in the Fund's Investor
B Shares,  reflecting  the  applicable  contingent  deferred  sales  charge,  as compared to the S&P 500, the LBIG/CBI,  the LBA, and the Blended 50/50.  The
ending values were $20,517, $31,926, 16,245, $21,035, and $21,035, respectively.
The legend in the bottom  quadrant of the  graphic  presentation  indicates  the
Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent  deferred  sales  charge,  for the one-year and start of  performance
(January 17, 1995)  periods  ended  December  31, 2000.  The total  returns were
(2.96%), 11.07% and 12.83%, respectively.

     A7. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor A Shares (No Load) of The  Riverfront
Small  Company  Select Fund (the "Fund") are  represented  by a solid line.  The
Russell 2000 Index (the "R2000") is  represented  by a  dash-dot-dash-dot-dotted line.  The S&P 600 Small Cap Index (the "S&P  600") is  represented by a dashed  line.  The Lipper Small Cap Average  (the  "LSCA") is  represented  by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load)
of the Fund,  the R2000,  the S&P 600, and the LSCA.  The "x" axis  reflects computation  periods  from July 23,  1987 to  December  31,  2000.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the  hypothetical  investment  in the  Fund's  Investor A Shares (No Load) as compared to the R2000,  the S&P  600, and the LSCA.  The ending  values were
$43,031, $39,640, $43,401, and $48,316,  respectively.  The legend in the bottom quadrant of the graphic presentation  indicates the Fund's Investor A Shares (No
Load)  Average  Annual Total  Returns for the  one-year,  five-year and ten-year periods  ended  December 31, 2000.  The total returns were  (21.08%),  8.23% and
13.44%, respectively.

     A8. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor A Shares of The Riverfront Small Company
Select Fund (the "Fund"),  based on a 4.50% sales charge,  are  represented by a
solid  line.   The  Russell  2000  Index  (the  "R2000")  is  represented  by  a dash-dot-dash-dot-dotted  line.  The S&P  600 Small Cap Index (the  "S&P
600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA")
is represented by a dotted line. The line graph is a visual  representation of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor A Shares of the Fund (based on a 4.50% sales  charge),  the R2000,  the
S&P 600, and the LSCA. The "x" axis reflects  computation  periods from July
23, 1987 to December 31, 2000. The "y" axis reflects the cost of the investment.
The right margin reflects the ending value of the hypothetical investment in the
Fund's  Investor A Shares,  based on a 4.50%  sales  charge,  as compared to the
R2000,  the S&P 600, and the LSCA. The ending values were $41,094,  $39,640,
$43,401,  and $48,316,  respectively.  The legend in the bottom  quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total
Returns, based on a 4.50% sales charge, for the one-year, five-year and ten-year periods ended December 31, 2000. The total returns were  (24.64%)%,  7.23%,  and
12.92%, respectively.

     A9. The graphic  presentation here displayed  consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation.  The Investor B Shares of The Riverfront Small Company
Select Fund (the "Fund"),  reflecting the applicable  contingent  deferred sales charge, are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted  line. The S&P 600 Small Cap Index
(the  "S&P  600") is  represented  by a dashed  line.  The Lipper  Small Cap
Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation  of a  comparison  of change  in value of a $10,000  hypothetical investment  in the  Investor  B Shares of the Fund,  reflecting  the  applicable contingent  deferred sales charge, the R2000, the S&P 600, and the LSCA. The
"x" axis reflects computation periods from October 1, 1995 to December 31, 2000.
The "y" axis reflects the cost of the investment.  The right margin reflects the ending  value of the  hypothetical  investment  in the Fund's  Investor B Shares
(reflecting the applicable  contingent sales charge),  as compared to the R2000, the S&P 600, and the LSCA. The ending values were $14,020, $16,690, $18,985, and  $20,039,  respectively.  The legend in the bottom  quadrant  of the graphic presentation  indicates  the  Fund's  Investor  B Shares  Average  Annual  Total
Returns,  reflecting the applicable  contingent  deferred sales charge,  for the one-year,  five-year  and start of  performance  (October 1, 1995) periods ended
December  31,  2000.  The  total  returns  were   (24.36%),   7.10%  and  6.68%,
respectively.

     A10. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor A Shares (No Load) of The  Riverfront
Select Value Fund (the "Fund") are  represented by a solid line. The S&P 500
Index (the "S&P  500") is  represented  by a dashed line.  The Lipper Equity
Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment  in the  Investor A Shares  (No Load) of the Fund,  the
S&P  500,  and the LEIA.  The "x" axis  reflects  computation  periods  from
October 8, 1992 to December  31,  2000.  The "y" axis  reflects  the cost of the investment.  The right  margin  reflects  the ending  value of the  hypothetical investment in the Fund's  Investor A Shares (No Load) as compared to the S&P
500 and the  LEIA.  The  ending  values  were  $27,368,  $35,976,  and  $28,325, respectively.  The legend in the bottom  quadrant  of the  graphic  presentation indicates the Fund's  Investor A Shares (No Load)  Average  Annual Total Returns
for the one-year,  five-year and start of performance  (October 8, 1992) periods ended  December 31, 2000.  The total returns were (2.94%),  10.63%,  and 13.01%, respectively.

     A11. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic  presentation.  The Investor A Shares of The Riverfront Select Value
Fund (the "Fund"),  based on a 4.50% sales charge,  are  represented  by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line.
The Lipper Equity Income  Average (the "LEIA") is  represented by a dotted line.
The line graph is a visual  representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales  charge),  the S&P  500, and the LEIA.  The "x" axis  reflects computation  periods from  October 8, 1992 to December  31,  2000.  The "y" axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50%
sales  charge,  as compared to the S&P 500 and the LEIA.  The ending  values were  $26,136,  $35,976,  and  $28,325,  respectively.  The legend in the bottom quadrant  of the graphic  presentation  indicates  the Fund's  Investor A Shares
Average Annual Total Returns,  based on a 4.50% sales charge,  for the one-year, five-year and start of performance  (October 8, 1992) periods ended December 31,
2000. The total returns were -(7.32%), 9.61%, and 12.38%, respectively.

     A12. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic  presentation.  The Investor B Shares of The Riverfront Select Value
Fund (the "Fund"),  reflecting the applicable  contingent deferred sales charge, are  represented  by a solid line.  The S&P 500 Index (the "S&P 500") is represented  by a dashed line.  The Lipper Equity Income Average (the "LEIA") is represented  by a dotted line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor B Shares of the Fund  (reflecting  the applicable  contingent  deferred sales charge),  the S&P 500, and the LEIA. The "x" axis reflects computation periods from January 17, 1995 to December  31, 2000.  The "y" axis  reflects the cost of the  investment.  The right  margin  reflects  the  ending  value of the hypothetical  investment  in  the  Fund's  Investor  B  Shares,  reflecting  the applicable  contingent deferred sales charge, as compared to the S&P 500 and the LEIA. The ending values were $20,631,  $31,926,  and $24,189,  respectively.
The legend in the bottom  quadrant of the  graphic  presentation  indicates  the
Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent  deferred  sales  charge,  for the  one-year,  five-year and start of performance  (January  17, 1995)  periods  ended  December  31, 2000.  The total returns were -(7.52%), 9.65% and 12.93%, respectively.

     A13. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront U.S.
Government  Income Fund (the "Fund") are represented by a solid line. The Lehman
Brothers Intermediate  Government Index (the "LBIGI") is represented by a dashed
line.  The  Lipper   Intermediate  U.S.   Government  Index  (the  "LIUSGI")  is
represented  by a dotted line.  The line graph is a visual  representation  of a comparison  of  change  in value of a  $10,000  hypothetical  investment  in the
Investor A Shares (No Load) of the Fund, the LBIGI, and the LIUSGI. The "x" axis reflects  computation periods from October 1, 1992 to December 31, 2000. The "y"
axis reflects the cost of the  investment.  The right margin reflects the ending value of the  hypothetical  investment in the Fund's Investor A Shares (No Load)
as compared  to, the LBIGI,  and the  LIUSGI.  The ending  values were  $14,939,
$17,338,  and $15,984,  respectively.  The legend in the bottom  quadrant of the graphic  presentation  indicates the Fund's  Investor A Shares (No Load) Average
Annual  Total  Returns  for the  one-year,  five-year  and start of  performance
(October 1, 1992)  periods  ended  December  31,  2000.  The total  returns were
11.01%, 5.11%, and 5.00%, respectively.

     A14. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor  A  Shares  of  The  Riverfront  U.S.
Government  Income  Fund  (the  "Fund"),  based  on a 4.50%  sales  charge,  are represented by a solid line. The Lehman Brothers  Intermediate  Government Index
(the "LBIGI") is  represented  by a dashed line.  The Lipper  Intermediate  U.S.
Government Index (the "LIUSGI") is represented by a dotted.  The line graph is a visual  representation  of  a  comparison  of  change  in  value  of  a  $10,000 hypothetical  investment  in the Investor A Shares of the Fund (based on a 4.50%
sales  charge),  the LBIGI,  and the LIUSGI.  The "x" axis reflects  computation periods from October 1, 1992 to December  31,  2000.  The "y" axis  reflects the cost of the  investment.  The right  margin  reflects  the  ending  value of the hypothetical  investment in the Fund's Investor A Shares, based on a 4.50% sales charge,  as  compared  to the LBIGI,  and the  LIUSGI.  The ending  values  were
$14,267, $17,338 and $15,984, respectively. The legend in the bottom quadrant of the graphic  presentation  indicates the Fund's Investor A Shares Average Annual
Total Returns,  based on a 4.50% sales charge,  for the one-year,  five-year and start of  performance  (October 1, 1992)  periods ended  December 31, 2000.  The total returns were 5.96%, 4.14%, and 4.41%, respectively.

     A15. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of the  graphic  presentation.  The  Investor  B  Shares  of  The  Riverfront  U.S.
Government  Income  Fund (the  "Fund"),  reflecting  the  applicable  contingent deferred sales charge,  are  represented  by a solid line.  The Lehman  Brothers
Intermediate  Government  Index (the "LBIGI") is  represented  by a dashed.  The
Lipper  Intermediate  U.S.  Government  Index (the "LIUSGI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000  hypothetical  investment  in the Investor B Shares of the
Fund (reflecting the applicable  contingent  deferred sales charge),  the LBIGI, and the LIUSGI. The "x" axis reflects  computation periods from January 17, 1995 to December 31, 2000.  The "y" axis  reflects  the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment  in the
Fund's Investor B Shares,  reflecting the applicable  contingent  deferred sales charge,  as  compared  to the LBIGI,  and the  LIUSGI.  The ending  values  were
$13,928, $16,210 and $15,328, respectively. The legend in the bottom quadrant of the graphic  presentation  indicates the Fund's Investor B Shares Average Annual
Total Returns,  reflecting the applicable  contingent deferred sales charge, for the  one-year,  five-year  and start of  performance  (January 17, 1995) periods ended  December  31,  2000.  The total  returns  were  6.09%,  3.91% and  5.72%, respectively.

     A16. The graphic  presentation here displayed consists of a line graph. The corresponding  components of the line graph are listed in the right quadrants of
the  graphic  presentation.   The  shares  of  The  Riverfront  U.S.  Government
Securities  Money Market Fund (the "Fund") are  represented by a solid line. The
U.S.  30-Day Treasury Bill Index is represented by a dashed line. The line graph is a visual  representation  of a  comparison  of  change  in value of a $10,000 hypothetical  investment in the shares of the Fund and the U.S.  30-Day Treasury
Bill Index. The "x" axis reflects  computation  periods from October 11, 1992 to
December 31, 2000. The "y" axis reflects the cost of the  investment.  The right margin  reflects the ending value of the  hypothetical  investment in the Fund's shares as compared to the U.S.  30-Day  Treasury  Bill Index.  The ending values were $14,540 and $14,112, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's shares Average Annual Total Return for the one-year,  five-year,  and start of performance (10/8/1992) periods ended to
December 31, 2000, and the 7-day net yield.  The total returns were 5.85%,  5.06
%, and 4.69%, respectively, and the net yield was 5.94%.